UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GranTierra Energy

2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

& Proxy Statement

TO OUR STOCKHOLDERS,

We invite you to attend the Annual Meeting of Gran Tierra Energy Inc., (“Gran Tierra” or the “Company”) which will be on May 4, 2022, at 11:00 a.m. Mountain Time. This year’s Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting of Stockholders online, vote your shares electronically and submit your questions during the meeting by visiting https://web.lumiagm.com/244491258.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the business to be conducted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the internet or mail.

I encourage you to read our 2021 Annual Report and Sustainability Report for additional information about Gran Tierra’s objectives and results in 2021. After the many challenges in 2020 that the world faced, 2021 was a year of strong recovery for the energy industry and Gran Tierra. Our top tier, low-decline, onshore, conventional asset base continued to prove its high quality as the Company returned to strong growth in 2021 in terms of oil production, reserves, funds flow from operations, free cash flow and after-tax net asset value (“NAV”) per share. We achieved strong oil reserve replacement driven by our successful, on-budget development programs and waterflood initiatives.

During the challenging pandemic, we optimized our cost structure and have maintained those benefits through 2021. Continued reserves growth through optimization and increases in free cashflow (“FCF”) are a testament to our high-quality assets combined with development infrastructure investments made in 2017-2019 that are providing benefits to shareholders. The Company’s 2021 net income of $42 million was the highest achieved since 2018 and funds flow from operations reached $186 million, the highest since 2019, and an increase of 312% from $45 million in 2020. We also generated $37 million of free cash flow, the highest generated since 2012.

We saw tremendous results resuming production with a 2021 average working interest production of 26,507 barrels (“bbl”) of oil per day (“BOPD”), a 17% increase from 2020. The increase in production was the direct result of the development of key assets with successful drilling and workover campaigns in the Acordionero and Costayaco fields, combined with ongoing waterflood optimization throughout the Company’s portfolio. The successful drilling and workover campaigns also resulted in material Proved reserves additions, particularly in the Company’s core assets. The Proved Developed Producing (“PDP”) reserves replacement ratio was 148%, with PDP reserves additions of 14.3 million bbl of oil equivalent (MMBOE), while the Total Proved (“1P”) reserves replacement ratio was 123%, with 1P reserves additions of 11.9 MMBOE. The Company’s strong 1P reserves replacement resulted in 1P reserves of 81 MMBOE (100% oil) as of year-end 2021. Finally, we strengthened our balance sheet by paying down debt which had been used to acquire assets and install infrastructure to efficiently and effectively optimize the value of our assets.

Looking to 2022, we are very excited for our planned development drilling programs in the Middle Magdalena Valley and Putumayo Basins in Colombia, and the restart of our exploration drilling program, which we expect to include our first exploration wells in the Oriente basin in Ecuador. In addition to growth through our existing assets in Colombia and Ecuador, we continue to look at opportunities in other select basins to diversify and enhance the Company’s future potential for the coming decades. These activities, combined with a more constructive oil price environment, are expected to allow Gran Tierra to continue to resume growth through ongoing development of our existing assets and potential exploration discoveries. Furthermore, in the Company’s high case for 2022 guidance, which assumes a Brent oil price of $80/bbl, we forecast that Gran Tierra could generate $100-120 million of 2022 free cash flow, which would allow us to completely pay down our bank credit facility before the end of the first half of 2022.

Finally, our Environmental, Social and Governance (ESG) focus continues which we achieve through our “Beyond Compliance” philosophy. Where Gran Tierra identifies significant opportunities and benefits to the environment and communities, we voluntarily strive to go beyond what is legally required to protect the environment and provide social benefits, because it is the right thing to do. In 2021, for the first time GTE reported Scope 2 greenhouse gas (“GHG”) emissions (indirect operations from external power sources), in addition to Scope 1 GHG emissions, in the Company’s yearly GHG emissions report. Our 2020 results saw an overall GHG emissions reduction in excess of 60% relative to 2019 and were achieved via the Company’s gas-to-power projects and additional operational efficiencies. Gran Tierra is also focused on nature-based solutions to emissions and have planted a total of 1,193,321 trees and have conserved, preserved or reforested 2,805 hectares of land through all our environmental efforts since 2018.

Shareholders who have any questions should contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors, at 1-855-476-7987 (toll-free within North America) or 1-416-867-2272 (collect call outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

On behalf of our Board of Directors and the team at Gran Tierra, I want to thank all our stakeholders for their continued support.

Sincerely,

/s/ Gary S. Guidry Gary S. Guidry President and Chief Executive Officer

March 25, 2022

Notice of Meeting

Annual Meeting of the Stockholders of Gran Tierra Energy Inc.

Date: Wednesday, May 4, 2022	Time: 11:00 a.m. (Mountain Time)	Location: Virtual-only meeting via live webcast online at https://web.lumiagm.com/ 244491258

The business of the meeting is to:

1.	Elect the nine nominees specified in the accompanying proxy statement to serve as directors.

2.	Ratify the appointment of KPMG LLP as Gran Tierra’s independent registered public accounting firm for 2022.

3.	Approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in the accompanying proxy statement.

4.	To indicate, on an advisory basis, the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.

5.	Approve Gran Tierra’s 2007 Equity Incentive Plan, as amended, as more particularly described in the accompanying proxy statement.

6.	Conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

This notice and the attached proxy statement are first being mailed to our stockholders beginning on March 25, 2022. Holders of shares on March 8, 2022, the record date, are entitled to notice of, and to vote at, our meeting or any adjournment thereof.

In light of the COVID-19 pandemic and to mitigate the risks to the health and safety of our community, stockholders and employees, Gran Tierra will be holding its annual meeting in a virtual-only format by way of webcast accessed at https://web.lumiagm.com/244491258 and no physical or in-person meeting will be held. A virtual-only meeting will provide all stockholders an equal opportunity to participate at the annual meeting regardless of their geographic location or the particular constraints, circumstances or risks they may be facing as a result of COVID-19. Stockholders will be able to attend the Annual Meeting of Stockholders online and vote their shares electronically and submit questions during the meeting.

If you are a registered stockholder, to attend the Annual Meeting and vote your shares electronically and submit questions during the meeting, you will need control number included on the Notice of Internet Availability of Proxy Materials or proxy card that accompanied your proxy materials. If you are the beneficial owner of shares held in “street name”, you must request and obtain a valid proxy from your broker or other agent in order to attend the Annual Meeting and vote your shares electronically and submit questions during the meeting.

We are using the “Notice and Access” method of providing proxy materials to our stockholders which provides our stockholders with a convenient way to access the proxy materials and vote, while allowing us to lower the costs of printing and distributing the proxy materials and reduce the environmental impact of our meeting. We will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of a paper copy of our proxy materials. Stockholders receiving the Notice may review the proxy materials online or request a paper copy by following the instructions set forth in the Notice.

Please submit your proxy or voting instructions on the Internet or by telephone promptly by following the instructions about how to view the proxy materials on your Notice of Internet Availability of Proxy Materials so that your shares can be voted, regardless of whether you expect to attend the annual meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or you may submit your proxy by marking, dating, signing and returning the enclosed proxy/confidential voting instruction card. If you attend the annual meeting, you may withdraw your proxy and vote in person.

Shareholders who have any questions should contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors, at 1-855-476-7987 (toll-free within North America) or 1-416-867-2272 (collect call outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

By order of the Board of Directors

/s/ Gary S. Guidry Gary S. Guidry President and Chief Executive Officer

Calgary, Alberta, Canada

March 25, 2022

Proxy Statement Table of Contents

Proxy Statement Summary

This summary highlights information contained elsewhere within this proxy statement. You should read the entire proxy statement carefully and consider all information before voting. Page references are supplied to help you find further information in this proxy statement. This summary does not contain all of the information you should consider, and we encourage you to read the entire proxy statement before voting.

References to “we”, “us”, “our”, “Gran Tierra” or the “Company” are to Gran Tierra Energy Inc.

This proxy statement is first being mailed to our stockholders beginning on March 25, 2022. Holders of shares on March 8, 2022, the record date, are entitled to notice of, and to vote at, our meeting or any adjournment thereof.

Important Notice Regarding the Availability of Materials for the 2022 Annual Meeting of Shareholders to be Held on May 4, 2022: The proxy statement and our Annual Report for the fiscal year ended December 31, 2021 are available free of charge at https://www.grantierra.com/investor-relations/2022-annual-meeting.

2022 Annual Meeting of Stockholders

Date: May 4, 2022	Time: 11:00 a.m. (Mountain Time)	Location: Virtual-only meeting via live webcast online at: https://web.lumiagm.com/ 244491258	Record Date: March 8, 2022

Voting Matters and Board Recommendations

Voting Matter	Board Vote Recommendation

Proposal 1: Election of Directors (page 10)

The Board and the Nominating and Corporate Governance Committee believe that each of the director nominees possesses the necessary qualifications and skills to provide effective oversight of the business and quality advice and counsel to our management team.

FOR each nominee

Proposal 2: Ratification of Selection of Independent Auditors (page 32)

The Board and the Audit Committee believe that the retention of KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.

FOR

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation  (page 35)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis section beginning on page 39 and the Compensation Tables section beginning on page 50 and ending on page 56. Our executive compensation program reflects our philosophy of aligning executive compensation with the interests of our stockholders and a commitment to pay for performance.

FOR

Proposal 4: Advisory Vote on the Frequency of Solicitation of Advisory Vote to Approve Named Executive Officer Compensation (page 57)

The Company seeks a non-binding advisory vote from its stockholders to indicate the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers. An annual vote will give stockholders an opportunity to provide real-time feedback to the Company on its pay practices.

EVERY YEAR

Gran Tierra Energy 2022 Proxy Statement	1

PROXY STATEMENT SUMMARY

Voting Matter	Board Vote Recommendation

Proposal 5: Approval of 2007 Equity Incentive Plan, as amended (page 58)

In order for Gran Tierra to continue to have the flexibility to grant market-competitive levels of stock options and other equity grants to current employees and future strategic hires, the Company seeks approval to increase the number of shares of Common Stock available for issuance under the Incentive Plan to 23,333,065 shares in respect of stock awards granted on or after January 1, 2022 shares, which will result in: (i) a 5,000,000 share increase in the shares available for issuance from 18,333,065 shares at December 31, 2021; and (ii) an amendment of subsection 4(a) of Gran Tierra’s 2017 Equity Incentive Plan to increase the total number of shares authorized for issuance pursuant to stock awards from 22,223,817 shares in respect of stock awards granted on or after January 1, 2021 to 23,333,065 shares in respect of stock awards granted on or after January 1, 2022.

FOR

Director Nominees

The following table provides summary information about each director nominee. See pages 11 to 19 for more information.

Director Nominee	Director Since	Age	Committees

Robert B. Hodgins Chairman	2015	70	• Audit Committee • Compensation Committee • Nominating and Corporate Governance Committee

Gary S. Guidry President and Chief Executive Officer	2015	66

Peter J. Dey	2015	81	• Nominating and Corporate Governance Committee • Compensation Committee • Health, Safety & Environment Committee

Evan Hazell	2015	63	• Audit Committee • Health, Safety & Environment Committee • Reserves Committee

Alison Redford	2021	57	• Audit Committee • Nominating and Corporate Governance Committee • Health, Safety and Environment Committee

Ronald W. Royal	2015	72	• Audit Committee • Health, Safety & Environment Committee • Reserves Committee

Sondra Scott	2017	55	• Nominating and Corporate Governance Committee • Health, Safety & Environment Committee • Reserves Committee

David P. Smith	2015	63	• Audit Committee • Compensation Committee

Brooke Wade	2015	68	• Compensation Committee • Nominating and Corporate Governance Committee • Reserves Committee

2	Gran Tierra Energy 2022 Proxy Statement

PROXY STATEMENT SUMMARY

Corporate Governance

We are committed to good corporate governance practices, which promote the long-term interests of our stockholders and strengthens our Board and management accountability.

Highlights of our corporate governance practices include the following:

✓	Independent Board Chair

✓	8 of 9 director nominees are independent

✓	Annual elections of all directors

✓	Majority voting for directors with resignation policy

✓	100% independent Committee members

✓	Annual self-evaluation of the Board and Committees

✓	Stock ownership guidelines for directors and officers

✓	No Tax Gross-Up provisions in any new executive agreements (currently only applies to Chief Executive Officer in order to be equalized to Canadian colleagues)
✓	Policy prohibiting speculative trading of the Company’s stock

✓	Limited trading windows

✓	Clawback policy

✓	Stockholders may call special meetings of stockholders

✓	No stockholder rights (“poison pill”) or similar plan

✓	Regular executive sessions of independent directors

✓	Stockholders have the right to fill director vacancies caused by director removal

Executive Compensation Highlights

Our compensation philosophy and programs are based on the following core principles:

•	attract and retain highly capable individuals and offer competitive compensation opportunities,

•	pay for performance, and

•	align the interests of management with our stockholders.

Our equity compensation program is designed to be aligned with the interests of our stockholders and focus on pay-for-performance:

•	The majority of 2021 executive compensation is considered to be “at risk” because its value is based on specific performance criteria and/or stock price appreciation and payout is not guaranteed.

•	In 2021, 80% of the value of equity awards granted to the Named Executive Officers (“NEOs”) consisted of performance share units (“PSUs”) and 20% consisted of stock options.

•	The target for base salaries is approximately the 50th percentile as compared to the Company’s compensation peer group.

Equity Incentive Plan Amendments

The purpose of this amendment is to ensure that Gran Tierra has a sufficient reserve of common stock available under the Equity Incentive Plan to continue to grant stock options and other awards at market-competitive levels determined appropriate by the Board. In order for Gran Tierra to continue to have the flexibility to grant market-competitive levels of stock options to current employees and future strategic hires, the Board determined that it was prudent to increase the fixed reserve of common stock available under the Incentive Plan by 5,000,000 shares (approximately 1.4% of the Gran Tierra common stock outstanding on March 8, 2022) such that there are 23,333,065 shares available for issuance pursuant to awards granted on or after January 1, 2022 (approximately 6.4% of the Gran Tierra common stock outstanding on March 8, 2022).

Gran Tierra Energy 2022 Proxy Statement	3

Questions and Answers About the Proxy Materials and 2022 Annual Meeting

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc., a Delaware corporation (“Gran Tierra” or the “Company”), is soliciting your proxy to vote at the 2022 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting. You are invited to attend the annual meeting, which is being held in a virtual-only format by way of webcast accessed at https://web.lumiagm.com/244491258, to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the proxy card if you received a paper copy of our proxy materials, or follow the instructions below to submit your proxy over the telephone or through the internet. See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report, or a Notice Regarding the Availability of Proxy Materials (the “Notice”). We intend that our stockholders who hold their stock in “street name” will receive a Notice from their broker, bank or other agent in which they hold the stock in “street name,” unless they have specified otherwise. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials and Notice beginning on March 25, 2022 to all stockholders of record entitled to vote at the annual meeting. We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about this same date.

How do I attend the annual meeting?

The annual meeting will be held on Wednesday, May 4, 2022, at 11:00 a.m. (Mountain time) and will be held solely by remote communication, in a virtual-only format.

Instructions to Attend Online Meeting

•	Log in online at https://web.lumiagm.com/244491258. The Meeting ID is 244-491-258. We recommend that you log in 15 minutes before the annual meeting starts.

•	Enter the control number found on the form of proxy or Notice, as applicable, into the Shareholder login section.

•	Enter the password: grantierra22

•	If you are a proxyholder, enter the credentials provided by Odyssey Trust Company

•	If you are a guest, complete the Guest login information.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 8, 2022, will be entitled to vote at the annual meeting. On this record date, there were 367,692,131 shares of common stock outstanding and entitled to vote.

A list of stockholders of record will be made available to participants who join the annual meeting as a “Shareholder” at https://web.lumiagm.com/244491258.

Stockholders of Record: Shares Registered in Your Name

If at the close of business on March 8, 2022, your shares were registered directly in your name with Gran Tierra’s transfer agent, Odyssey Trust Company, then you are a stockholder of record. Registered stockholders will receive a proxy form containing the relevant details concerning the business of the meeting, including a control number required to access the virtual annual meeting.

4	Gran Tierra Energy 2022 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on March 8, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares electronically or submit questions at the annual meeting unless you request and obtain a valid proxy from your broker or other agent. See “How Do I Vote? - Beneficial Owner: Shares Registered in the Name of Broker or Bank” below for additional information about attending and participating in the Annual Meeting.

What am I voting on?

There are five matters scheduled for a vote:

1.	Election of nine nominees named in the proxy statement to serve on the Board until the next annual meeting and until their respective successors are duly elected and qualified;

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2022; and

3.	Approval, on an advisory basis, of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement.

4.	Approval, on an advisory basis, of the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.

5.	Approval of Gran Tierra’s 2007 Equity Incentive Plan, as amended to increase the aggregate number of shares authorized for issuance under the plan to 23,333,065 shares.

What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Will I be able to submit questions during the virtual annual meeting?

Stockholders will be able to submit questions through the virtual meeting website. Questions pertinent to meeting matters that comply with the meeting rules of conduct will be answered during the meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters, irrelevant to the business of the Company, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.

How do I vote?

You may either vote “For” or “Against” or abstain from voting with respect to each nominee to the Board and each of the other matters to be voted on.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the annual meeting, vote by proxy on the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote electronically even if you have already voted by proxy.

Gran Tierra Energy 2022 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

•

To vote electronically during the meeting, once you have logged into the annual meeting, you will be able to vote your shares electronically by clicking on the “Cast Your Vote” link on the meeting center site. It is important that you remain connected to the internet at all times during the annual meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the annual meeting.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:00 a.m. (Mountain time) on May 2, 2022, we will vote your shares as you direct.

To vote on the internet, go to https://login.odysseytrust.com/pxlogin and follow the on-screen instructions. You will need the control number located on the Notice or Form of Proxy to access the voting site. Your internet vote must be received by 11:00 a.m. (Mountain time) on May 2, 2022, to be counted. The Chair of the Meeting reserves the right to accept late proxies and may waive or extend the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.

We provide the option for internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions, or these proxy materials and an annual report and form of proxy, from that organization rather than from Gran Tierra. Simply follow the voting instructions you receive from your broker, bank, or other agent to ensure that your vote is counted. If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted. Alternatively, if permitted by your broker or bank, you may vote by telephone or on the internet as instructed by your broker, bank or other agent. To vote electronically during the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent and appoint yourself as a proxyholder. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

The Corporation may utilize the Broadridge QuickVote™ service to assist Non-Registered (Beneficial) Shareholders with voting over the telephone. Alternatively, Kingsdale Advisors may contact such Beneficial Shareholders to assist them with conveniently voting directly over the phone.

Shareholders who have any questions should contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors, at 1-855-476-7987 (toll-free within North America) or 1-416-867-2272 (collect call outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

A shareholder has the right to appoint a person or entity (who need not be a shareholder) to attend and act for him/her on his/her behalf at the meeting other than the persons named in the enclosed instrument of Proxy. Shareholders who wish to appoint a third party proxyholder to represent them at the online meeting must submit their proxy or voting instruction form (if applicable) prior to registering your proxyholder. Registering your proxyholder is an additional step once you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the meeting. To register a proxyholder, shareholders MUST email Grantierra@odysseytrust.com and provide Odyssey Trust Company with their proxyholder’s contact information, so that Odyssey Trust Company may provide the proxyholder with a Username via email. Requests for registration must be received by Odyssey Trust Company no later than 11:00 a.m. (Mountain Time), on Friday, April 29, 2022. You will receive a confirmation of your registration by email after Odyssey Trust Company receives your registration materials. At the time of the meeting, go to https://web.lumiagm.com/244491258 and enter your control number and the meeting password, grantierra22.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 8, 2022. Cumulative voting is not permitted.

6	Gran Tierra Energy 2022 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record; Shares Registered in Your Name

If you are a holder of record and return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nine nominees for director, “For” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, “For” the advisory vote to approve named executive officer compensation and “For” the approval of Gran Tierra’s 2007 Equity Incentive Plan, as amended. If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, your broker or other nominee may not vote your shares on any proposal other than the ratification of the selection of KPMG LLP as our independent registered public accounting firm at the annual meeting. See “What are ‘broker non-votes’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all five proposals.

What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, over the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NYSE American. This year, the only matter with respect to which they may vote your shares without voting instructions is the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm (Proposal 2).

There are also non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, bank or other nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

If your shares are held in “street name” and you do not give voting instructions, pursuant to NYSE American Company Guide Section 723, the record holder will not be permitted to vote your shares with respect to Proposals 1, 3, 4 or 5. If your shares are held in “street name” and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 2.

Abstentions occur when stockholders are present at the annual meeting but voluntarily abstain on any of the matters upon which the stockholders are voting.

Who is paying for this proxy solicitation?

We have retained Kingsdale Advisors to help us with this process, at an estimated cost of $50,000. We pay the costs associated with soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Shareholders who have any questions should contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors, at 1-855-476-7987 (toll-free within North America) or 1-416-867-2272 (collect call outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

Gran Tierra Energy 2022 Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date, or vote again by telephone or on the internet;

•	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 0R3; or

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted and must be received by 11:00 a.m. (Mountain time) on May 2, 2022, to be counted. The Chair of the Meeting reserves the right to accept late proxies and may waive or extend the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

Stockholders who desire to present proposals at the 2023 annual meeting of stockholders and to have proposals included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 0R3), not later than the close of business on November 24, 2022. If the date of the 2023 annual meeting is changed by more than 30 days from the date of the 2022 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2023 annual meeting.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders at the 2023 annual meeting only by sending to our Corporate Secretary a notice containing the information required by our Bylaws. Notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the public announcement of the date of the annual meeting was made by Gran Tierra, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Gran Tierra. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors and the other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE American to be “non-routine,” the broker or nominee cannot vote the shares on such proposals. A “broker non-vote” occurs with respect to a proposal when a broker or nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner and the beneficial owner fails to provide the nominee with such instructions. Under the applicable rules of the NYSE American, each of Proposal 1, Proposal 3, Proposal 4 and Proposal 5 are considered non-routine and a broker will lack the authority to vote shares at his/her discretion on such proposals. Proposal 2 is considered a routine matter and a broker will be permitted to exercise his/her discretion.

8	Gran Tierra Energy 2022 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

How many votes are needed to approve each proposal?

•

Proposal No. 1, the election of directors: our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

•

Proposal No. 2, the ratification of the appointment of KPMG LLP as Gran Tierra’s independent registered public accounting firm for 2022, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” We do not expect that there will be any broker non-votes, as this is a routine matter.

•

Proposal No. 3, the advisory vote to approve named executive officer compensation, as disclosed in this proxy statement, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect.

•

Proposal No. 4, the advisory vote on the frequency of solicitation of an advisory vote to approve named executive officer compensation, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect. Because this proposal has three possible substantive responses (every year, every two years, and every three years), if none of the frequency alternatives receives the vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter, then we will consider stockholders to have approved the frequency that receives a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter.

•

Proposal No. 5, the approval of Gran Tierra’s Amended and Restated 2007 Equity Incentive Plan, as amended will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least one-third of the total number of votes that may be cast at the annual meeting are present at the annual meeting in person or represented by proxy. On the record date, there were 367,692,131 votes that could be cast. Thus, holders of outstanding shares representing at least 122,564,044 votes must be present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chair of the annual meeting or the holders of a majority of shares present at the annual meeting in person or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.

What proxy materials are available on the internet?

The notice of meeting, proxy statement and annual report to stockholders are available to view on Gran Tierra’s website at: https://www.grantierra.com/investor-relations/2022-annual-meeting

See “How do I vote?” above for voting instructions.

Gran Tierra Energy 2022 Proxy Statement	9

Corporate Governance and Board Matters

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors is nominating the nine individuals identified below for election as directors. Unless you specify differently, proxies received will be voted FOR Robert B. Hodgins, Peter J. Dey, Gary S. Guidry, Evan Hazell, Alison Redford, Ronald W. Royal, Sondra Scott, David P. Smith and Brooke Wade. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of Gran Tierra. It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting and all of the Directors attended the 2022 annual meeting of stockholders.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra.

10	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTOR

ROBERT B. HODGINS Age: 70 Calgary, Alberta, Canada Director since May 2015 Director and Independent Businessman Shareholder approval rating at the 2021 Gran Tierra annual meeting: 93.9%

Mr. Hodgins has been a corporate director and independent businessman since November 2004. Prior thereto, Mr. Hodgins served as the Chief Financial Officer of Pengrowth Energy Trust (a TSX and NYSE-listed energy trust) from 2002 to 2004. Prior to that, Mr. Hodgins held the position of Vice President and Treasurer of Canadian Pacific Limited (a Toronto Stock Exchange (“TSX”) and NYSE-listed diversified energy, transportation and hotels company) from 1998 to 2002 and was Chief Financial Officer of TransCanada PipeLines Limited (a TSX and NYSE-listed energy transportation company) from 1993 to 1998. At present, Mr. Hodgins serves as a director of AltaGas Ltd., EnerPlus Corporation and MEG Energy Corp. Since September 2018, Mr. Hodgins holds the non-executive, part-time position of Senior Advisor, Investment Banking at Canaccord Genuity Corp. Mr. Hodgins received an Honours Bachelor of Arts in Business from the Richard Ivey School of Business at the University of Western Ontario and received a Chartered Professional Accountant designation and was admitted as a member of the Institute of Chartered Accountants of Ontario in 1977 and Alberta in 1991. Mr. Hodgins is a member of the Institute of Corporate Directors.

Qualifications: With 30-plus years in the oil and gas industry as an executive and director and a strong reputation in the Canadian business community, Mr. Hodgins brings valuable industry and leadership experience to the Board. As a Chartered Professional Accountant and experienced executive in senior financial roles with several Canadian companies, Mr. Hodgins qualifies as one of Gran Tierra’s Audit Committee financial experts.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Chair	7/7	100%

Audit Committee	Member	4/4	100%

Compensation Committee	Member	3/3	100%

Nominating and Corporate Governance Committee	Member	3/3	100%

Year	Common Shares	DSUs	Stock Options

2021	20,000	848,230	17,220

2020	20,000	593,745	17,220

Other Public Board Directorships	Committee Position(s) (1)

AltaGas Ltd. (TSX)	• Audit Committee • Governance Committee

Enerplus Corporation (TSX)	• Compensation and Human Resources Committee • Corporate Governance & Nominating Committee (Chair)

MEG Energy Corp. (TSX)	• Audit Committee (Chair) • Corporate Governance and Nominating Committee

(1)

The Board of Directors has determined that Mr. Hodgins’ ability to effectively serve on the Company’s Audit Committee is not impaired by his membership on the Audit Committee of the other public boards listed above.

Gran Tierra Energy 2022 Proxy Statement	11

PROPOSAL 1: ELECTION OF DIRECTORS

GARY S. GUIDRY

Age: 66

Calgary, Alberta, Canada

Director since May 2015

Non-Independent Director - President and Chief Executive Officer

Shareholder approval rating at the 2021 Gran Tierra annual meeting: 92.6%

Mr. Guidry is a professional engineer and has more than 40 years of experience developing and maximizing assets in the international oil and gas industry. Mr. Guidry has direct experience managing large, international projects, including assets in Latin America, Africa, the Middle-East and Asia. Prior to joining Gran Tierra, Mr. Guidry was the President and Chief Executive Officer of Caracal Energy Inc., a London Stock Exchange listed oil and gas company with operations in Chad, Africa. He held that position from mid-2011 until the company was acquired by Glencore plc for $1.8 billion in mid-2014. In 2014, Mr. Guidry was awarded the Oil Council Executive of the Year award for his leadership role with Caracal. Prior to Caracal, Mr. Guidry was the President and Chief Executive Officer of Orion Oil and Gas (TSX listed), which operated in western Canada from mid-2009 until mid-2011 when it was merged. From May 2005 until December 2008, he was the President and Chief Executive Officer of Tanganyika Oil Company (TSX listed) which operated in Syria and Egypt. Prior to Tanganyika, Mr. Guidry was Chief Executive Officer of Calpine Natural Gas Trust. Mr. Guidry is an Alberta-registered Professional Engineer and a member of the Association of Professional Engineers and Geoscientists. He received a Bachelor of Science in Petroleum Engineering from Texas A&M University in 1980.

Qualifications: Mr. Guidry, as Chief Executive Officer, is responsible for the operations, financial management and implementation of the Company’s strategy. Mr. Guidry’s extensive experience in the oil and gas industry and international operations developed through his experience as a senior executive at several publicly traded companies brings valuable expertise and perspective to the Board.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	7/7	100%

Year	Common Shares	PSUs	Stock Options

2021	3,809,692	3,807,591	2,334,239

2020	3,665,749	2,529,835	1,836,214

Other Public Board Directorships	Committee Position(s)

Africa Oil Corp.	• Audit Committee • Compensation Committee (Chair) • Reserves Committee (Chair)

PetroTal Corp. (1)	• Reserves Committee • Health, Safety, Environment and Social Committee

(1)

PetroTal Corp. was formerly a related company. In November 2021 the Company sold its entire stake in PetroTal Corp.’s common shares. Mr. Guidry and Mr. Ellson were both nominated to the board of PetroTal Corp in 2017.

During the past five years, Mr. Guidry previously served as a Director of Shamaran Petroleum Corp. (until June 2018).

12	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

PETER J. DEY Age: 81 Toronto, Ontario, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2021 Gran Tierra annual meeting: 93.5%

Mr. Dey has been the Chairman of Paradigm Capital Inc., an investment dealer, since November 2005. Mr. Dey was a Partner of the Toronto law firm Osler, Hoskin & Harcourt LLP, where he specialized in corporate board issues and mergers and acquisitions, from 2001 to 2005, and prior to that from 1985 to 1994 and from 1973 to 1983. From 1994 to 2001, Mr. Dey was Chairman of Morgan Stanley Canada Limited. From 1993 to 1995, Mr. Dey chaired The Toronto Stock Exchange Committee on Corporate Governance in Canada that released the December 1994 report entitled “Where Were the Directors?”, known as the Dey Report and is the co-author of the recently released report: “360 Degree Governance: Where are the Directors in a World of Crisis”. Mr. Dey has also served as Chairman of the Ontario Securities Commission and was Canada’s representative to the Organisation for Economic Co-operation and Development (“OECD”) Task Force that developed the OECD Principles of Corporate Governance released in May of 1999. Mr. Dey attended Queen’s University, where he earned his Bachelor of Science in 1963 and Dalhousie University, where he earned his Bachelor of Laws degree in 1966. He received his Master of Laws degree from Harvard University in 1967.

Qualifications: With more than 40 years of experience dealing with issues of corporate governance ranging from serving on public boards to private practice as a lawyer, Mr. Dey provides significant value to the board of directors of Gran Tierra.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	7/7	100%

Nominating and Corporate Governance Committee	Chair	3/3	100%

Compensation Committee	Member	3/3	100%

Health, Safety and Environment Committee	Member	4/4	100%

Year	Common Shares	DSUs	Stock Options

2021	20,000	932,079	247,639

2020	20,000	646,956	186,362

Other Public Board Directorships	Committee Position (s)

None

During the past five years, Mr. Dey previously served as a Director of the following public companies: Guayana Goldfields Inc. (until June 2019), Goldcorp Inc. (until April 2017) and Granite REIT Inc. (until June 2017).

Gran Tierra Energy 2022 Proxy Statement	13

PROPOSAL 1: ELECTION OF DIRECTORS

EVAN HAZELL Age: 63 Calgary, Alberta, Canada Director since June 2015 Independent Director Shareholder approval rating at the 2021 Gran Tierra annual meeting: 95.1%

Mr. Hazell has been an independent businessman since 2011. He has been involved in the global oil and gas industry for approximately 40 years, initially as a petroleum engineer and then as an investment banker. From 1998 to 2011, Mr. Hazell acted as a managing director at several financial institutions including HSBC Global Investment Bank and RBC Capital Markets. At present he serves as a director of Kaisen Energy Corp. Mr. Hazell holds a Bachelor of Applied Science degree from Queen’s University, a Master of Engineering degree from the University of Calgary, and a Master of Business Administration degree from the University of Michigan, and is licensed as a Professional Engineer in Alberta.

Qualifications: Mr. Hazell has extensive experience in the global energy industry as well as in the financial sector. Mr. Hazell also has significant experience at nonprofit organizations. His education in business and engineering provides significant value to Gran Tierra.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	7/7	100%

Health, Safety and Environment Committee	Chair	4/4	100%

Reserves Committee	Member	3/3	100%

Audit Committee	Member	4/4	100%

Year	Common Shares	DSUs	Stock Options

2021	55,000	774,268	238,281

2020	55,000	539,479	190,828

Other Public Board Directorships	Committee Position(s)

None

During the past five years, Mr. Hazell previously served as a Director of the following public companies: Oryx Petroleum Corporation Limited (until June 2016) and Opera America (until August 2021).

14	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

ALISON M. REDFORD QC Age: 57 Calgary, Alberta, Canada Director since September 2021 Independent Director

Ms. Redford serves as an advisor to national governments and ministries in emerging economies on regulatory reform to promote transparency and investor confidence. She provides independent advice on the creation of regulatory regimes related to climate, social and governance sustainability most recently in Pakistan, Afghanistan, South Sudan and Guyana. Separately, Ms. Redford also serves as a strategic advisor to public companies operating in volatile political climates to assess risk and ensure regulatory compliance, particularly as it relates to Extractive Industries Transparency Initiatives and Community Benefits Agreements for affected Indigenous people. Previously, Ms. Redford served as Premier of Alberta from 2011 to 2014 and as Minister of Justice and Attorney General from 2008. She graduated from the College of Law at the University of Saskatchewan (1988) and also obtained a Master of Arts degree from the School of Oriental and African Studies at the University of London (2021). Ms. Redford was appointed Queens Counsel in 2008. Ms. Redford is a holder of the Institute of Corporate Directors Director designation.

Qualifications: Ms. Redford brings to the Board more than 25 years of experience from most recently serving as an advisor to national governments and ministries in emerging economies on regulatory reform to promote transparency and investor confidence. As well as serving as Premier of Alberta, Minister of Justice and Attorney General to private practice as a lawyer, Ms. Redford provides significant value to the board of directors of Gran Tierra.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	2/2	100%

Audit Committee	Member	0	—

Nominating and Corporate Governance Committee	Member	0	—

Health, Safety & Environment Committee	Chair	0	—

Year	Common Shares	DSUs	Stock Options

2021	0	41,861	85,000

Gran Tierra Energy 2022 Proxy Statement	15

PROPOSAL 1: ELECTION OF DIRECTORS

RONALD W. ROYAL Age: 72 Abbotsford, British Columbia, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2021 Gran Tierra annual meeting: 95.1%

Mr. Royal has been an independent businessman since April 2007. Mr. Royal has more than 35 years of experience with Imperial Oil Ltd. and ExxonMobil’s international upstream affiliates. From 2011 to 2014, he served on the board of directors of Caracal Energy Inc., and prior to 2010, several other boards of private oil companies. Prior to retiring in 2007, Mr. Royal was President and Production Manager of Esso Exploration and Production Chad Inc. and resided in N’Djamena, Chad from 2002 to 2007. In 2003, he was awarded the title “Chevalier de l’Ordre National du Chad” for his contribution to the economic development of Chad. Mr. Royal received his Bachelor of Applied Science from the University of British Columbia in 1972 and completed the Executive Development Program at Cornell University in 1986. He has been a member of the Association of Professional Engineers and Geoscientists of Alberta since 1972.

Qualifications: Mr. Royal brings to the Board over 35 years of experience in senior executive roles in the oil and gas industry, having previously held a variety of management positions both domestically and internationally.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	7/7	100%

Audit Committee	Member	4/4	100%

Health, Safety & Environment Committee	Member	4/4	100%

Reserves Committee	Chair	3/3	100%

Year	Common Shares	DSUs	Stock Options

2021	254,667	965,286	247,639

2020	254,667	680,163	186,362

Other Public Board Directorships	Committee Position(s)

Valeura Energy Inc.	• Audit Committee • Reserves & Health, Safety and Environment Committee

16	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

SONDRA SCOTT Age: 55 New York, New York Director since September 2017 Independent Director Shareholder approval rating at the 2021 Gran Tierra annual meeting: 94.2%

Ms. Scott is an independent businesswoman with more than 25 years of experience as an energy and risk analytics business leader. Ms. Scott was formerly Chief Executive Officer for U.S. and Europe of ADEC Innovations, a leading ESG information and consulting firm where she led a team of professionals providing ESG, environmental and sustainability technical, software and strategy solutions. Prior to this, Ms. Scott was Chief Operating Officer of Verisk Financial where she was responsible for leading the company’s global operations team in support their range of portfolio, bankruptcy, fraud and spend solutions. Before joining Verisk Financial in 2020, Ms. Scott was President of Verisk Maplecroft, a leading risk analytics company. Prior to this, Ms. Scott filled a number of roles at Wood Mackenzie over a 13-year period. Her most recent position was head of Global Markets where she led a team focusing on macro energy economics and risk. Previously, Ms. Scott led Wood Mackenzie’s energy consultancy practice. Ms. Scott holds a Master of Science, Petroleum Engineering and Economics degree from a joint program with the University of Pennsylvania and the Institut Francais du Petrole (IFP) and received a Bachelor of Arts, Economics and Earth Sciences degree from Wesleyan University.

Qualifications: Ms. Scott has more than 25 years of experience as an energy and risk analytics business leader. She has significant leadership experience having led multi-sized global research and consultancy teams. Ms. Scott has worked in the United States, the United Kingdom, and Latin America, globalizing businesses and building local practices.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	7/7	100%

Health, Safety & Environment Committee	Member	4/4	100%

Nominating and Corporate Governance Committee	Member	3/3	100%

Reserves Committee	Member	2/2	100%

Year	Common Shares	DSUs	Stock Options

2021	0	755,787	85,000

2020	0	630,516	85,000

Other Public Board Directorships	Committee Position(s)

None

Gran Tierra Energy 2022 Proxy Statement	17

PROPOSAL 1: ELECTION OF DIRECTORS

DAVID P. SMITH Age: 63 Parry Sound, Ontario, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2021 Gran Tierra annual meeting: 95.3%

Mr. Smith is a corporate director with extensive experience in the investment banking, investment research and management industry. He has been the Chairman of the Board of Directors of Superior Plus Corp., a diversified energy and specialty chemicals company, since August 2014. From March 2004 to August 2015, Mr. Smith served as Chair of the Audit Committee of Superior Plus Corp. Previously, Mr. Smith was Managing Partner of Enterprise Capital Management Inc. from 1997 to 2011. Mr. Smith is a Chartered Financial Analyst and graduated with honors from the University of Western Ontario with a degree in Business Administration in 1981.

Qualifications: Mr. Smith brings to the Board significant financial expertise, having spent his professional career in investment banking, investment research and management. His experience as the Chairman at Superior Plus Corp. and his previous experience as a director and member of the audit committee of other public companies provide valuable perspective to Gran Tierra’s Board. Mr. Smith’s education and experience qualifies him as one of Gran Tierra’s Audit Committee financial experts.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	7/7	100%

Audit Committee	Chair	4/4	100%

Compensation Committee	Member	3/3	100%

Year	Common Shares	DSUs	Stock Options

2021	555,000	427,967	252,105

2020	555,000	296,875	190,828

Other Public Board Directorships	Committee Position(s)

Superior Plus Corp.	• Chairman • Governance and Nominating Committee • Compensation Committee

18	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

BROOKE WADE Age: 68 Vancouver, British Columbia, Canada Director since June 2015 Independent Director Shareholder approval rating at the 2021 Gran Tierra annual meeting: 94.0%

Mr. Wade is the President of Wade Capital Corporation, a private investment company active in private equity, oil and gas, real estate and industrial businesses. From 1994 until 2005, Mr. Wade was the co-founder and Chairman and Chief Executive Officer of Acetex Corporation, a publicly traded chemical company specializing in acetyls, specialty polymers, and films. In July 2005, Acetex was acquired by Blackstone. Prior to founding Acetex Corporation, Mr. Wade was founding President and Chief Executive Officer of Methanex Corporation. In 1991, Ocelot Industries spun out its oil and gas assets and began a plan of growth through acquisition into what is today Methanex Corporation—the world’s largest methanol producer. Prior to joining Ocelot, he was involved in a number of independent business ventures. Mr. Wade serves on the boards of several private companies including Novinium, Inc., Belkin Enterprises Ltd., Chairman of Atlas Power Technologies Inc. and is a member of the Advisory Board of Northbridge Capital Partners and is a participant of AEA Investors groups of funds. In addition, Mr. Wade is a member of the Dean’s Advisory Council of the John F. Kennedy School of Government at Harvard University. Mr. Wade earned a Bachelor of Commerce Degree from the University of Calgary in 1974 and received his Chartered Accountant designation in 1977. In 2012, Mr. Wade became a Fellow of the Institute of Chartered Accountants of British Columbia.

Qualifications: Mr. Wade’s extensive executive experience provides the Board with strong leadership and decision-making capabilities. His service on other public company boards provides Gran Tierra with public company senior executive and board member perspectives and judgment important to guiding our company.

Board and Committee Participation	Position	Meetings	Attendance

Board of Directors	Member	7/7	100%

Compensation Committee	Chair	3/3	100%

Nominating and Corporate Governance Committee	Member	3/3	100%

Reserves Committee	Member	3/3	100%

Year	Common Shares	DSUs	Stock Options

2021	2,133,600	965,286	247,639

2020	2,133,600	680,163	186,362

Other Public Board Directorships	Committee Position(s)

None

During the past five years, Mr. Wade previously served as a Director of PKM Canada Limited, formerly, Kinder Morgan Canada Limited (until November 2019).

Majority Voting Standard

Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Nominating and Corporate Governance Committee shall recommend, and the Board of Directors’ decision shall be, to accept the resignation absent exceptional circumstances. The Board will act on the Nominating and Corporate Governance Committee’s

Gran Tierra Energy 2022 Proxy Statement	19

PROPOSAL 1: ELECTION OF DIRECTORS

recommendation within 90 days from the date of the meeting of stockholders and publicly disclose its decision If the Board of Directors determines not to accept a resignation, the public disclosure shall fully state the reasons for such decision. A director who tenders his or her or her resignation after failing to receive a majority of the votes cast will not participate in the Nominating and Corporate Governance Committee’s or the Board’s recommendation or decision or any deliberations related thereto.

Other Information Regarding Our Directors

Our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

Skills Matrix

Below is a listing of each director’s key skills, together with a description of those key skills and experience desirable to support the strategic direction of Gran Tierra. Not every director is expected to be skilled in every area, however, we aim for the Board to have a balance of skills and experience. We believe the combination of the skills and qualifications shown below demonstrates how our board is well-positioned to provide effective oversight and strategic advice to our management.

Skills And Experience	Peter J. Dey	Gary S. Guidry (President & Chief Executive Officer)	Evan Hazell	Robert B. Hodgins (Chair)	Alison Redford	Ronald W. Royal	Sondra Scott	David P. Smith	Brooke Wade

Relevant Industry Skills

Energy Industry Executive Experience	✓	✓	✓	✓		✓	✓		✓

Health, Safety and Environment Issues	✓	✓	✓		✓	✓	✓	✓

Engineering / Geology / Geophysics		✓	✓			✓	✓

Hydrocarbon Transportation and Marketing		✓		✓	✓	✓	✓		✓

General Business Skills

Leadership	✓	✓	✓	✓	✓	✓	✓		✓

Board Experience	✓	✓	✓	✓		✓		✓	✓

Finance / Capital Markets	✓	✓	✓	✓				✓	✓

Mergers and Acquisitions	✓	✓	✓	✓		✓	✓	✓	✓

Legal and Governance	✓	✓	✓	✓	✓		✓	✓	✓

Government and Public Affairs	✓	✓	✓	✓	✓	✓	✓

International Experience	✓	✓	✓	✓	✓	✓	✓		✓

Human Resources and Compensation	✓	✓		✓	✓		✓	✓	✓

Information Technology		✓		✓			✓

Risk Management	✓	✓		✓	✓	✓	✓	✓

Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓

Accounting /Audit	✓	✓	✓	✓		✓		✓	✓

Independence of the Board of Directors

The Company believes in the importance of directors’ independence and follows rules of the NYSE American. As required under the NYSE American listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board.

The Board conducts an annual review regarding the independence from the Company’s management of each of its members. After review of all relevant identified transactions or relationships between each director, or any of his or her family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that, other than Mr. Guidry, each of our directors and nominees for director (Peter J. Dey, Evan Hazell, Robert B. Hodgins, Alison Redford, Ronald W. Royal, Sondra Scott, David P. Smith and Brooke Wade), are independent directors within the meaning of the applicable NYSE American listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material

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or other disqualifying relationship with Gran Tierra. Mr. Guidry, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra. The Board considered and confirmed that Mr. Hodgins’ position as Senior Advisor, Investment Banking at Canaccord Genuity Corp. did not impede his independence as a Director of the Company.

In connection with its assessment of the independence of each non-employee director, the Board of Directors also determined that (i) Messrs. Smith, Hazell, Hodgins and Royal and Ms. Redford, are independent as defined in Section 10A of the Exchange Act and under the standards set forth by the NYSE American applicable to members of the Audit Committee (ii) Messrs. Wade, Dey, Hodgins and Smith, are independent under the standards set forth by the NYSE American applicable to members of the Compensation Committee and (iii) Ms. Redford, Ms. Scott and Messrs. Dey, Hodgins and Wade, are independent under the standards set forth by the NYSE American applicable to members of the Nominating and Corporate Governance Committee.

Stockholder Recommendations and Nominations to the Board

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth on page 23 in the section Considerations in Evaluating Director Nominees based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Gran Tierra Energy Inc., 900, 520 - 3 Avenue S.W., Calgary, Alberta, Canada T2P 0R3, Attention: Director Nominations. This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Code of Ethics

Gran Tierra has adopted a Code of Business Conduct and Ethics which is available in English and Spanish and applies to every employee, officer and director. Employees, officers and directors are expected to understand the Code and its application to the performance of his or her business responsibilities. The Code of Business Conduct and Ethics is available on the Company’s website at www.grantierra.com/governance. If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website if required. The Board did not grant any waiver of the Code in favor of a director or executive officer in 2021.

Diversity

Gran Tierra believes in the importance of diversity at all levels throughout the Company. In addition to the traditional concepts of diversity (i.e., gender, culture and geographic region), we believe it is important for the Board to achieve a diversity of knowledge, experience and capabilities that support the Company’s strategic direction. Currently, Gran Tierra does not have a formal policy concerning the diversity of director nominees. However, when considering director candidates, the Board seeks individuals with backgrounds and qualities that, when combined with those of incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. As part of its annual self-evaluation, the Board assesses whether the directors, both individually and collectively, provide the integrity, experience, judgment, commitment, skills and expertise appropriate for the Company.

Gran Tierra recognizes the benefits of increasing the diversity of its board of directors. In February 2021, the Board updated its Corporate Governance Guidelines to state that as part of the search process for each new director, the Nominating and Corporate Governance Committee will actively seek out women and minority candidates to include in the pool from which Board nominees are chosen. In September 2021 Alison Redford joined the Board of Directors of Gran Tierra. Please see page 15 for Ms. Redford’s Bio and page 20 for a breakdown of her skills.

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THE BOARD’S ROLE AND RESPONSIBILITIES

Role of the Board of Directors

The Board is selected by the stockholders to provide oversight of and strategic guidance to senior management. The core responsibility of a Board member is to fulfill his or her or her fiduciary duties of care and loyalty and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. The Board has responsibilities to review, approve and monitor fundamental financial and business strategies and major corporate actions, assess major risks facing the Company and consider ways to address those risks, select and oversee management and determine its composition and oversee the establishment and maintenance of processes and conditions to maintain the integrity of the Company. Directors must act with integrity and are expected to demonstrate a commitment to the company, its values and its business and to long-term stockholder value. The duties and responsibilities of the Board and significant issues of corporate governance are set out in the Company’s Corporate Governance Guidelines which are regularly reviewed by the Nominating and Corporate Governance Committee. The guidelines are available on the Company’s website at www.grantierra.com/governance.

Succession Planning

As part of its mandate and annual workplan, the Nominating and Corporate Governance Committee reviews the succession plan for each senior officer, including the President and Chief Executive Officer. The Nominating and Corporate Governance Committee is responsible for ensuring that there is an orderly succession plan for the position of the President and Chief Executive Officer and other members of senior management. To meet this obligation, the President and Chief Executive Officer meets with the Nominating and Corporate Governance Committee and reviews each position, the status of the incumbent, a review of our talent pool and the succession plan for each role.

Board Role in Risk Oversight

Full Board

The full Board is entrusted with the responsibility for overseeing the significant risks to which our business is exposed and ensuring there are processes in place to effectively identify, monitor and manage them. A significant risk is one that, if it were to occur, could materially impact our ability to meet or support our business objectives. The Board delegates responsibility for the execution of certain elements of risk oversight to the committees to ensure appropriate expertise, attention and diligence. The committees oversee the relevant risk areas and report to the Board regularly. Each committee operates according to a Board-approved written mandate outlining its duties and responsibilities. They also oversee the procedures and programs put in place by management to mitigate the risks and the allocation of adequate resources to address the risks. Management is responsible for ensuring that the Board and its committees are kept well informed of changing risks. The risk oversight responsibilities of the committees include the following:

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The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, compliance with legal and regulatory requirements, major financial and information technology risk exposures and the Company’s accounting and financing reporting processes.

The Compensation Committee is responsible for oversight of compensation-related risks, including reviewing management’s assessment of risks related to employee compensation programs.

The Health, Safety and Environment Committee assists in overseeing the development, monitoring and effective implementation of systems, programs and initiatives to promote the management of health, safety and security at Gran Tierra and to address environmental, safety and operational risks.

	The Nominating and Corporate Governance Committee assists in overseeing governance related risks, including regulatory, reputation and other risks.	The Reserves Committee assists in overseeing the risks related to the Company’s estimates of proved reserves of oil and natural gas.

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Communications with the Board of Directors

Stockholders are encouraged to communicate by voting on the items in the proxy statement, by attending the annual meeting, by participating in the Company’s quarterly investor calls and by contacting us by mail or email. Security holders wishing to communicate with the Board or an individual director may send a written communication addressed to the Secretary of the Company at 900, 520 - 3rd Avenue S.W., Calgary, Alberta T2P 0R3, Canada, Attention: Secretary. Communications also may be sent by e-mail to the following address info@grantierra.com. Further information about Gran Tierra’s Security Holder Communication Process is available on Gran Tierra’s website at www.grantierra.com/governance.

BOARD STRUCTURE AND PROCESSES

Board Leadership Structure

The positions of Board Chair and the Chief Executive Officer of the Company are held by two individuals. We believe separation of the roles of Board Chair and Chief Executive Officer helps preserve our Board’s independence and objectivity and provides an appropriate division of labor between our Board Chair and Chief Executive Officer. The Board believes that the current board leadership structure, coupled with a strong emphasis on board independence, effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. Robert B. Hodgins currently serves as non-executive Board Chair and as a non-executive and independent director. The Board Chair presides over meetings of the Board, presides over meetings of stockholders, consults and advises the Board and its committees on the business and affairs of the Company, and performs additional duties as the Board may otherwise determine and delegate.

Board Effectiveness and Director Assessment

The Board performs an annual self-assessment, led by the Chair of the Nominations and Corporate Governance Committee, to evaluate its effectiveness in fulfilling its obligations. Directors complete a written questionnaire covering performance of the Board and its committees. The Chair of the Nominations and Corporate Governance Committee then interviews each director to obtain an assessment of the effectiveness of the Board and committees, as well as director performance and Board dynamics, summarizes these individual assessments for discussion with the Board and committees, and then leads a discussion with the Nominating and Corporate Governance Committee and the Board.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders. The Company will evaluate director nominees proposed by stockholders on the same basis as recommendations received from any other source. Please see “Stockholder Recommendations and Nominations to the Board” in this Proxy Statement for procedures to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board.

In developing recommendations for the Board, the Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders. Some of the qualifications that the Nominating and Corporate Governance Committee considers include:

Independence (as per applicable NYSE American listing standards and applicable SEC rules and regulations)	Relevant Industry Experience	Excellence in His or Her Field

Potential Conflicts of Interest and Other Commitments	Board Experience	Ethics	Diversity of Experience

In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability. In February 2021, the Board updated its Corporate Governance Guidelines to state that as part of the search process for each new director, the Nominating and Corporate Governance Committee will actively seek out women and minority candidates to include in the pool from which Board nominees are chosen.

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The Nominating and Corporate Governance Committee believes that candidates should have certain minimum qualifications including:

•	the highest personal and professional ethics and integrity

•	skills that are complementary to those of the existing Board

•	being over 21 years of age
•	financial literacy

•	sound business judgment

•	commitment to represent the long-term interests of Gran Tierra’s stockholders

To identify, recruit and evaluate qualified candidates for the Board, the Nominating and Corporate Governance Committee may use the services of professional search firms. In some cases, nominees have been individuals known to Board members or others through business or other relationships.

Director Tenure

Gran Tierra does not have a retirement policy or term limit for directors. We review our Board composition annually to ensure our board has the right skills to ensure the Company’s long-term success. None of the Company’s directors have served on the board for more than seven years.

Orientation and Education

The purpose of the Director Orientation and Education Program is to ensure there is an orientation program for new directors and an ongoing education program for existing directors. The program includes materials and resources that will inform and educate directors on the Company’s corporate governance framework, its business, operations and current issues and strategies. New directors attend an orientation session at which senior management review the Company’s business, strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. New directors are also provided with a copy of the Company’s director’s manual which includes the Board and Committee mandates, corporate governance guidelines and other company policies.

Each director is expected to maintain the necessary level of expertise to perform his or her responsibilities as a director. Continuing education is provided through a number of methods, including an annual dedicated strategy session, periodic field trips, presentations from senior management, employees, and outside experts to the Board and its Committees on topics of interest and developing issues, as well as the ongoing distribution of relevant information. These presentations, meetings and discussions serve to increase the Board’s knowledge of the Company and its business, and assist the Board in the execution of its duties. During 2021, the Board attended a number of sessions relevant to our business and the regulatory environment presented by senior executives of the Company and our legal counsel.

All of our directors are members of the Institute of Corporate Directors (ICD) and the National Association of Corporate Directors (NACD), which provide continuing education for directors through publications, seminars and conferences. During 2021, a number of our directors attended seminars provided through ICD and NACD.

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Director Meetings and Attendance

Directors are expected to attend, in person or by telephone, all meetings of the Board and all meetings of each committee of which they are a member. During 2021, the Board held seven meetings, the Audit Committee held four meetings, the Compensation Committee held three meetings, the Health, Safety and Environment Committee held four meetings, the Nominating and Corporate Governance Committee held three meetings and the Reserves Committee held three meetings. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served). Directors are also expected to attend the Company’s annual meeting of stockholders and all of the Company’s directors attended the 2021 annual meeting which was held by webcast.

Name	Meetings Attended / Meetings Held (2)						Overall Attendance
	Board	Audit Committee	Compensation Committee	Health, Safety and Environment Committee	Nominating and Corporate Governance Committee	Reserves Committee

Peter J. Dey	7/7	—	3/3	4/4	3/3	—	100%

Gary S. Guidry (1)	7/7	—	—	—	—	—	100%

Evan Hazell	7/7	4/4	—	4/4	—	3/3	100%

Robert B. Hodgins	7/7	4/4	3/3	—	3/3	—	100%

Alison Redford	2/2	—	—	—	—	—	100%

Ronald W. Royal	7/7	4/4	—	4/4	—	3/3	100%

Sondra Scott	7/7	—	—	4/4	3/3	3/3	100%

David P. Smith	7/7	4/4	3/3	—	—	—	100%

Brooke Wade	7/7	—	3/3	—	3/3	3/3	100%

1.

Mr. Guidry is not a member of any committee of the Board as he is not considered to be an independent director. Mr. Guidry participates in various committee meetings; however, each committee holds executive sessions without Mr. Guidry present.

2.	Directors who are not members of the committee attended certain of these meetings by invitation.

Executive Sessions

As part of each regularly scheduled Board meeting, the independent directors meet without our management team. The Board Chair leads such discussions.

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INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has five standing committees: an Audit Committee, a Compensation Committee, a Health, Safety and Environment Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee. The composition and responsibilities are described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

The committees regularly report their activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Each of the committees operates under a charter approved by the Board. Current copies of the charters of the committees are available on the Company’s website at www.grantierra.com/governance.

Audit Committee

David P. Smith (Chair) Evan Hazell Robert B. Hodgins Alison Redford Ronald W. Royal

The Audit Committee oversees the accounting and financial reporting process and the audit of the Company’s financial statements, and assists the Board in monitoring the financial systems and Gran Tierra’s legal and regulatory compliance. The Audit Committee met four times in 2021 and at each meeting met with our independent auditors and the internal auditor, both privately and in the presence of management. The Audit Committee is responsible for, among other things:

•  Evaluation and retention of Auditors

•  Approval of audit engagements

•  Approval of non-audit services

•  Review of audited financial statements and management’s discussion and analysis

•  Review of quarterly financial statements

•  Review of earnings press releases

•  Review of accounting principles and policies

•  Establish procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and violations of applicable laws, rules and regulations

•  Review of guidelines and policies with respect to risk assessment and risk management

•  Review of the scope, adequacy and effectiveness of internal control over financial reporting

•  Review and oversee the internal audit function

•  Approval of the Company’s hedging policies

The Audit Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American. A copy of the Audit Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

The Board has determined that each of the members of the Audit Committee satisfies the requirements for audit committee independence and financial literacy under the rules and regulations of the NYSE American and the SEC. The Board has determined that Messrs. Hodgins and Smith are financial experts as per Item 407(d)(5) of Regulation S-K established by the SEC. The Audit Committee held four meetings during the fiscal year ended December 31, 2021.

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Compensation Committee

Brooke Wade (Chair) Peter J. Dey Robert B. Hodgins David Smith

The Compensation Committee acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs. The Compensation Committee’s responsibilities include, among other things:

•  Review and approve the components of compensation for the Chief Executive Officer and other executive officers

•  Review and approve the corporate goals and objectives relevant to the compensation for the Chief Executive Officer and other executive officers

•  Evaluate the performance of the Chief Executive Officer and other executive officers in light of established goals and objectives

•  Establish policies with respect to equity compensation arrangements

•  Review the risks arising from our compensation policies and practices

•  Review and approve the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers

•  Oversee Gran Tierra’s equity compensation plans for employees and directors

•  Evaluate and make recommendations regarding director compensation

•  Select compensation consultants and other advisors

•  Review the Compensation Discussion and Analysis

•  Oversee Gran Tierra’s strategies and policies related to human capital management, including matters such as diversity and inclusion, workplace environment and culture, and talent development and retention.

The Compensation Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

The Board has determined that each of the members of the Compensation Committee satisfies the requirements for compensation committee independence under the rules and regulations of the NYSE American and the SEC. The Compensation Committee held three meetings during the fiscal year ended December 31, 2021.

Health, Safety and Environment Committee

Evan Hazell (Chair) Peter Dey Alison Redford Ronald W. Royal Sondra Scott	The Health, Safety and Environment Committee acts on behalf of the Board and assists the Board in fulfilling its responsibilities in relation to environmental, health and safety matters, including monitoring and overseeing the Company’s policies and procedures for ensuring compliance by the Company with environmental regulatory requirements and ensuring that employees are provided with a safe environment in which to perform their duties. The Health, Safety and Environment Committee is responsible for, among other things:

The Board has determined that each of the members of the Health, Safety and Environment Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Health, Safety and Environment Committee is scheduled to meet each quarter, and held four meetings during the fiscal year ended December 31, 2021.

•  Develop and approve the environmental, health and safety goals and objectives of the Company

•  Review and monitor the environmental policies and activities of the Company and review and monitor the Company’s compliance programs with respect to environmental laws and legislation and that the Company conforms with industry standards

•  Review and monitor the health and safety policies and activities of the Company

•  Review and discuss with management environmental, health and safety compliance issues and incidents of non-compliance and discuss with management the Company’s response with respect to those matters

•  Review significant external or internal audit or consultants’ reports relating to environmental, health or safety matters;

•  Review significant legislative and regulatory changes including policy proposals and modifications that could impact the Company

•  Review and report to the Board on the sufficiency of resources available for carrying out the actions and activities recommended

The Health, Safety and Environment Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at www.grantierra.com/governance.

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Reserves Committee

Ronald W. Royal (Chair) Evan Hazell Sondra Scott Brooke Wade

The Reserves Committee acts on behalf of the Board and assists the Board in fulfilling its oversight responsibilities with respect to evaluating and reporting on the Company’s oil and gas reserves. The Reserves Committee is responsible for, among other things:

•  Approve the engagement of the independent reserves evaluators and their compensation and evaluate any such reserve evaluator’s performance

•  Review disclosure procedures with respect to the oil and gas activities of the Company

•  Review the Company’s procedures for providing information to the independent reserves evaluator

•  Meet with the independent reserves evaluators

•  Make recommendations to the Board regarding the approval of the Company’s year-end reserves evaluations

The Reserves Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at www.grantierra.com/governance.

The Board has determined that each of the members of the Reserves Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Reserves Committee held three meetings during the fiscal year ended December 31, 2021.

Nominating and Corporate Governance Committee

Peter J. Dey (Chair) Robert B. Hodgins Alison Redford Sondra Scott Brooke Wade

The Nominating and Corporate Governance Committee assists the Board in overseeing the Company’s corporate governance functions; identify, review and evaluate candidates to serve as directors of Gran Tierra, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra. The Nominating and Corporate Governance Committee is responsible for, among other things:

•  Identify and review director nominees

•  Consider recommendations for Board nominees and proposals submitted by the Company’s stockholders

•  Assess the performance of the Board

•  Recommend chair and membership of board committees

•  Review director independence

•  Review succession planning for the Board and key leadership roles on the Board and its committees

•  Review the Board’s leadership structure and recommend changes to the Board

•  Consider and review continuing education for directors

•  Review and assess our Corporate Governance Guidelines

•  Review succession planning for our Chief Executive Officer and other executive officers

•  Review insurance coverage for the directors and executive officers

The Nominating and Corporate Governance Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

The Board has determined that each of the members of the Nominating and Corporate Governance Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended December 31, 2021.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra. No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of our executive officers serving as a member of that entity’s board or compensation committee.

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DIRECTOR COMPENSATION

The objective of Gran Tierra’s compensation program for non-executive directors is to attract and retain directors of a quality and nature that will enhance our long-term sustainable profitability and growth. Director compensation is intended to provide an appropriate level of remuneration considering the experience, responsibilities, time commitment and accountability of their roles. The Company intends for Director compensation to be competitive with our peer companies. Any director who is also an employee of the Company does not receive additional compensation for serving as a director.

Non-executive director compensation is reviewed annually by the Nominating and Corporate Governance Committee to ensure that it is reasonable in light of the time required from directors and aligns directors’ interests with those of our stockholders.

In order to align the interests of our directors and the stockholders they represent, the Company divides the compensation of non-executive directors into cash and equity components.

We further align the interests of our directors with our stockholders by requiring that Directors own a minimum number of shares or Deferred Stock Units (“DSUs” and each a “DSU”). Each non-executive director must hold shares or DSUs with a value equal to three times the annual cash retainer. The shareholdings of each non-executive director are valued using either the closing price of our shares on December 31 each year or the value at the time they were acquired, whichever is greater. Directors have five years to meet the share ownership requirement. As of December 31, 2021, all of the current Directors have met their share ownership requirements with the exception of Alison Redford, who joined the Board on September 21, 2021 and has 5 years to meet the share ownership requirement.

Directors’ DSU Plan

The DSU plan allows directors to defer receipt of their fees and invest such deferred amounts in notional shares of Gran Tierra. Directors who have elected to be paid all or a portion of the annual retainer in DSUs receive their awards on a quarterly basis effective the first day of each quarter. The number of DSUs credited to each director is calculated by dividing the dollar value of the portion of the director’s retainer that he or she has elected to be paid in the form of DSUs by the fair market value of a common share of Gran Tierra on the day of determination. The DSUs vest immediately but are not paid out until the director ceases to be a director of Gran Tierra. The Board has discretion to settle the DSUs in common shares or in a cash amount equal to the market value of common shares at the time of settlement. DSUs are not shares and do not carry voting rights. DSUs received by directors in lieu of cash compensation and held by them represent an at-risk investment in Gran Tierra. The value of DSUs is based on the value of the common shares of Gran Tierra, and therefore is not guaranteed.

2021 Non-Executive Director Compensation

Annually, our Board of Directors reviews the competitiveness of our compensation program for non-executive directors. There were no changes to the Director compensation program in 2021.

The director compensation structure for non-executive directors as of January 1, 2021 is as follows:

	2021 Annual Cash Retainer and Travel Fees (1)	2021 Annual Equity Retainer (DSUs, RSUs, Stock Options) (1)

Board Chair	$72,652	$149,230

Board Member	$43,198	$102,498

Audit Committee Chair	$35,344

Other Committee Chairs	$23,563

Committee Members	$11,781

Travel Fee (over three hours) per meeting	$1,178
(1)

All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. The exchange rate at December 31, 2021 was one US dollar to Canadian $1.2678.

The cash retainer portion of the director’s fees can be taken in the form of cash, restricted stock units (“RSUs”), DSUs or any combination thereof, as elected by each non-employee director. The equity portion must be taken in the form of equity until the stock ownership guideline is achieved. A maximum of 25% of the equity retainer can be taken as stock options which vest immediately and expire after five years. DSUs vest immediately but are not paid out until the director ceases to be a director of Gran Tierra and RSUs vest and are paid out after three years. The number of DSUs, RSUs or stock options credited to each director is calculated by dividing the dollar value of the portion of the director’s retainer to be paid in the form of DSUs, RSUs or stock options by the fair market value on the day of determination. A travel fee is paid to each director for travel over three hours to a Board meeting.

Gran Tierra Energy 2022 Proxy Statement	29

PROPOSAL 1: ELECTION OF DIRECTORS

Director Compensation Table

The following table shows for the fiscal year ended December 31, 2021, the value of amounts paid or granted to all non-employee directors of Gran Tierra.

	Fees Earned or Paid in Cash ($) (1)	Equity Retainer		All Other Compensation ($) (4)	Total ($)
		Stock Awards (2)	Stock Options (3)

Peter J. Dey	90,708	77,201	25,709	0	193,618

Evan Hazell	90,708	83,634	19,284	1,183	194,810

Robert B. Hodgins	108,456	149,866	0	1,183	259,505

Alison Redford	20,377	31,814	27,957	1,183	81,331

Ronald W. Royal	90,708	77,201	25,709	1,183	194,801

Sondra Scott	136,358	45,908	0	1,183	182,639

David P. Smith	90,708	77,201	25,709	2,366	195,984

Brooke Wade	90,708	77,201	25,709	1,183	194,801

(1)

Amounts reported in this column represent cash and committee retainers. Cash fees that were deferred by an election of a director and received in the form of DSUs (Stock Awards) are reported in the table below. All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. For 2021 compensation amounts, the exchange rate at December 31, 2021 of one U.S. dollar to Canadian $1.2678 is used.

	Cash Fees - Cash Retainer

	Cash ($)	Stock Awards (DSUs)

Peter J. Dey	0	90,708

Evan Hazell	35,248	55,460

Robert B. Hodgins	108,456	0

Alison Redford	14,411	5,965

Ronald W. Royal	0	90,708

Sondra Scott	136,358	0

David P. Smith	43,382	47,326

Brooke Wade	0	90,708

(2)

Amounts in the Stock Awards column reflect the aggregate grant date fair value of DSUs computed in accordance with GAAP. The Company currently intends to settle the DSUs outstanding as of December 31, 2021 in cash, and, therefore, DSUs are accounted for as liability instruments. The amounts in this column include DSUs which were issued as a result of an election by the directors to be paid a portion of their retainer in the form of DSUs. The value ultimately realized by each director may or may not be equal to this determined value. As of December 31, 2021, each of the non-employee directors had aggregate outstanding DSUs as follows, all of which were fully vested: Mr. Dey – 932,079; Mr. Hazell – 774,268; Mr. Hodgins – 848,230; Ms. Redford – 41,861; Mr. Royal – 965,286; Ms. Scott – 755,787; Mr. Smith – 427,967; and Mr. Wade – 965,286. None of the directors hold RSUs.

(3)

Amounts in the Options Awards column reflect the aggregate grant date fair value computed in accordance with ASC 718. Assumptions made in the valuation of stock options granted are discussed in Notes 9 and 15 to Gran Tierra’s 2021 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed with the SEC on February 22, 2022.

(4)	Amounts reported in this column represent fees paid for travel to or from a meeting of the Board in excess of three hours per meeting

Director Share Ownership Requirements

Gran Tierra maintains a policy requiring directors to acquire common shares and/or DSUs equivalent in value to three times their annual cash retainer within five years from the date of first election to the Board. The following table sets out the non-executive director share ownership requirements for 2021.

Ownership Requirement 2021

Board Chair	3x annual Board cash retainer fees in Common Shares and DSUs 3 X $72,652 = $217,955

Non-Executive Directors	3x annual Board cash retainer fees in Common Shares and DSUs 3 x $43,198 = $129,595

30	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

All of the Directors have met their share ownership requirements as of December 31, 2021 with the exception of Alison Redford, who joined the Board on September 21, 2021. She has until September 20, 2026 to meet the share ownership requirements.

Name	Common Shares (#)	DSUs (#)	Total Value of Common Shares and DSUs (1) ($)	Share Ownership Requirement ($)	Share Ownership Achievement

Peter J. Dey	20,000	932,079	723,580	129,595	Achieved

Evan Hazell	55,000	774,268	630,244	129,595	Achieved

Robert B. Hodgins	20,000	848,230	659,855	217,955	Achieved

Alison Redford	0	41,861	31,814	129,595	On Track

Ronald W. Royal	254,667	965,286	927,164	129,595	Achieved

Sondra Scott	—	755,787	574,398	129,595	Achieved

David P. Smith	555,000	427,967	747,055	129,595	Achieved

Brooke Wade	2,133,600	965,286	2,355,153	129,595	Achieved

(1)	Based on the closing market price of the Company’s shares on December 31, 2021 of $0.76.

Prohibition on Hedging and Pledging

We maintain a policy for securities transactions applicable to all employees including officers, directors, and other members of management of the Company which prohibits engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. The policy also prohibits margining or pledging Company securities. In addition, our Insider Trading Policy, among other things, prohibits our officers, directors and employees from trading during quarterly and special blackout periods.

Directors’ and Officers’ Insurance

We maintain an insurance policy for directors’ and officers’ liability which provides coverage for costs incurred to defend and settle claims against directors or officers up to an annual limit of $50 million. The cost of coverage for 2021-2022 is approximately $877,940. Directors and officers do not pay any portion of the premiums. No claims were made or became payable in 2021.

Gran Tierra Energy 2022 Proxy Statement	31

Audit-Related Matters

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board believes that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders and has further directed that management submit the selection of KPMG LLP for ratification by the stockholders at the annual meeting.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as Gran Tierra’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Gran Tierra and its stockholders.

Representatives of KPMG LLP are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders raised at the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Audit Committee Report

The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of the NYSE American and rules of the SEC. In accordance with the written Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices or the Company.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021, with management of Gran Tierra and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements, and the independent registered public accounting firm has the responsibility for the audit of those statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee of the Board of Directors,

David P. Smith, Chair

Evan Hazell

Robert B. Hodgins

Alison Redford

Ronald W. Royal

32	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Principal Accountant Fees and Services

The Audit Committee is responsible for the audit fee negotiations associated with the retention of our independent registered public accounting firm. For the fiscal years ended December 31, 2021, and December 31, 2020, KPMG LLP served as our independent registered public accounting firm. The aggregate fees paid by the Company to KPMG LLP for professional services rendered in Gran Tierra’s last two fiscal years are as follows. In determining the independence of KPMG LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining KPMG LLP’s independence.

	Year Ended December 31,

(Thousands of U.S. Dollars)	2021	2020

Audit Fees	$819	$716

Tax Fees (1)	350	353

All Other Fees	0	4

Total Fees	$1,169	$940

(1)	Included in Tax Fees are $92k fees related to tax compliance for 2021 (2020 - $116)

Audit Fees

Audit Fees are primarily for the annual audit of the Company’s consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company’s internal controls over financial reporting, the reviews of the Company’s financial statements included in the Forms 10-Qs, statutory audits, and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements.

Tax Fees

Tax fees were for tax compliance, tax advice and tax planning.

All Other Fees

All other fees related to products and services provided by KPMG LLP other than those described as “Audit fees”, “Audit-related fees” and “Tax fees”.

All services described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of independent auditors that is intended to maintain the independence from Gran Tierra of the independent auditors. In adopting this policy, our Audit Committee considered the various services that independent auditors have historically performed or may be needed to perform in the future for Gran Tierra. Under this policy:

•

the Audit Committee approves the performance by the independent auditors of audit or permitted non-audit services, subject to restrictions in certain cases, based on the Audit Committee’s determination that such services would not be likely to impair the independence of the independent auditors from Gran Tierra;

•	Gran Tierra’s management must obtain the specific prior approval of our Audit Committee for each engagement of the independent auditors to perform any audit or permitted non-audit services; and

•

the performance by the independent auditors of certain types of services (bookkeeping or other services related to the accounting records or financial statements of Gran Tierra; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible) is prohibited due to the likelihood that their independence would be impaired.

In its review of all non-audit service fees, our Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors. Relevant considerations include, but are not limited to, whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.

Gran Tierra Energy 2022 Proxy Statement	33

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Any approval required under this policy must be given by our Audit Committee or by the chairperson of the Audit Committee in office at the time, provided that any pre-approval decisions made by the chairperson must be reported to the Audit Committee at its next scheduled meeting. Gran Tierra’s Audit Committee will not delegate its responsibilities to approve services performed by the independent auditors to any member of management. All services rendered by KPMG LLP in 2021 were subject to our pre-approval policy.

34	Gran Tierra Energy 2022 Proxy Statement

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, Gran Tierra’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers for the last completed fiscal year and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables that follow, and the narrative disclosure related to such compensation tables contained in this proxy statement. As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are consistent with current market practices and are focused on pay-for-performance principles that strongly align the interests of our named executive officers with those of our stockholders. Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement in pages 39 to 49 by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion related to such compensation tables in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Pursuant to Proposal 4, stockholders are being given the opportunity to indicate their preference on the frequency of future advisory votes to approve the compensation of the named executive officers. The Board is recommending that stockholders vote to hold such advisory vote on an annual basis. Therefore, unless the Company modifies its policy on the frequency of holding such a vote, the next non-binding advisory vote on the compensation of named executive officers is expected to occur in 2023.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 8, 2022 (unless otherwise indicated) by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock.

Name of Person or Identity of Group	Amount and Nature of Beneficial Ownership	Percentage of Class (1)

Entities affiliated with GMT Capital Corp. (2)	24,357,912	6.6%

(1)	Based on 367,692,131 shares of common stock outstanding.

(2)

As of December 31, 2021, based upon information contained in a Schedule 13G/A filed with the SEC on February 10, 2022. GMT Capital Corp. has shared voting and dispositive authority with respect to 24,357,912 shares. The address of GMT Capital Corp. is 2300 Windy Ridge Parkway, Suite 550, South Atlanta, GA 30339.

Gran Tierra Energy 2022 Proxy Statement	35

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 8, 2022 by (i) each named executive officer of Gran Tierra named on pages 37 and 38, (ii) each current director of Gran Tierra (including director nominees) and (iii) all of Gran Tierra’s executive officers and directors as a group as of March 8, 2022. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name of Person	Common Stock	Shares Which May Be Acquired Within 60 Days (1)	Total Shares Beneficially Owned (2)	Percent of Outstanding Common Stock (3)

Peter J. Dey	20,000	1,246,391	1,266,391	*

Ryan Ellson (4) (5)	578,711	940,959	1,519,670	*

Jim Evans (4) (6)	394,404	550,298	944,702	*

Gary S. Guidry (4)	3,817,626	1,365,440	5,183,066	1%

Evan Hazell	55,000	1,059,802	1,114,802	*

Robert B. Hodgins	20,000	914,929	934,929	*

Alison Redford	—	180,441	180,441	*

Ronald W. Royal	254,667	1,279,598	1,534,265	*

Sondra Scott	—	840,787	840,787	*

David P. Smith (7)	555,000	716,797	1,271,797	*

Rodger Trimble	277,461	417,711	695,172	*

Brooke Wade (8)	2,133,600	1,279,598	3,413,198	*

Lawrence West	350,000	550,298	900,298	*

Directors and executive officers as a group (total of 13 persons)			19,799,518	5.4%

*	Less than 1%.

(1)	Includes shares which may be acquired as of or within 60 days after March 8, 2022, upon the exercise of stock options and stock awards held by executive officers and directors.

(2)

Represents the total shares listed under the columns “Common Stock” and “Shares Which May Be Acquired Within 60 Days.” Under SEC rules, beneficial ownership as of any date includes any shares as to which a person, directly or indirectly, has or shares, voting power or dispositive power and also any shares as to which a person has the right to acquire such voting or dispositive power as of or within 60 days after such date through the exercise of any stock option or other right.

(3)	Based on 367,692,131 shares of common stock issued and outstanding as of March 8, 2022.

(4)	Includes the shares held by the Executive in the Company’s Employee Share Purchase Plan.

(5)	The number of common stock includes 30,000 shares owned by Mr. Ellson’s spouse.

(6)	The number of common stock includes 61,000 shares owned by Mr. Evans’ spouse.

(7)	The number of common stock includes 222,500 shares owned by Mr. Smith’s spouse.

(8)	The number of common stock includes 1,706,000 shares owned by Wade Capital Corporation, a corporation owned by Mr. Wade.

36	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

EXECUTIVE OFFICERS

Our executive officers as of March 8, 2022, are as follows:

Name	Age	Title

Gary S. Guidry	66	President and Chief Executive Officer

Ryan Ellson	46	Executive Vice President and Chief Financial Officer

James (“Jim”) Evans	56	Vice President, Corporate Services

Rodger Trimble	60	Vice President, Investor Relations

Lawrence West	65	Vice President, Exploration

Gary S. Guidry. For the biography of Mr. Guidry, see “Proposal 1, Election of Directors.”

Ryan Ellson has been our Executive Vice President and Chief Financial Officer since May 2015. Mr. Ellson has over 22 years of experience in a broad range of international corporate finance and accounting roles. Mr. Ellson is currently a Director of PetroTal Corp. (since December 2017). From July 2014 until December 2014 Mr. Ellson was Head of Finance for Glencore E&P (Canada) Inc. and prior thereto Vice President, Finance at Caracal Energy Inc., a London Stock Exchange (“LSE”) listed company with operations in Chad, Africa from August 2011 until July 2014. Glencore E&P (Canada) purchased Caracal in July 2014. Prior to Caracal, Mr. Ellson was Vice President of Finance at Sea Dragon Energy from April 2010 until August 2011. In these positions, over his career, Mr. Ellson has been involved in raising over $2 billion in debt and equity, and over $3 billion in mergers and acquisitions. Mr. Ellson oversaw financial and accounting functions, implemented and oversaw internal financial controls, secured reserve based lending facility’s and was involved in multiple capital raises. Mr. Ellson has held management and executive positions with companies operating in Chad, Egypt, India and Canada. Mr. Ellson is a Chartered Professional Accountant and holds a Bachelor of Commerce and a Master of Professional Accounting from the University of Saskatchewan. Mr. Ellson has completed the Leadership for Senior Executives program at Harvard Business School and multiple executive education programs at The Wharton School of the University of Pennsylvania.

James Evans has been our Vice President, Corporate Services since May 2015. Mr. Evans has over 28 years of finance and corporate experience including working the last 13 years in the international oil and gas industry. Most recently, Mr. Evans was the Head of Compliance & Corporate Services for Glencore E&P (Canada), an oil and gas company, from July 2014 to December 2014, and prior thereto Vice President of Compliance & Corporate Services at Caracal Energy, an international oil and gas company, from July 2011 to June 2014, in each case where he oversaw the execution of corporate strategy and goals, developed and implemented a robust corporate compliance program, and managed all aspects of information technology, document control, security and administration. Mr. Evans also managed the recruitment, training and retention of staff in both Calgary and Chad. He oversaw the growth of Caracal Energy from seven employees to more than 400 employees as Caracal Energy exceeded 20,000 barrels of oil per day at the time of sale to Glencore. Prior to Caracal, Mr. Evans held senior management and executive positions at Orion Oil and Gas and Tanganyika Oil, with operating experience in Egypt, Syria and Canada. Mr. Evans holds a Bachelor of Commerce degree from the University of Calgary.

Rodger Trimble has been our Vice President, Investor Relations since June 2016. Mr. Trimble is a Professional Engineer with over 28 years of experience in domestic and international basins in various management positions. Prior to joining Gran Tierra, Mr. Trimble was Head of Corporate Planning, Budgeting & Finance with Glencore E&P (Canada) Inc., an oil and gas company. In January 2013, Mr. Trimble became Director Corporate Planning, Budget & Business Development with Caracal Energy Inc., an international oil and gas company, which was acquired by Glencore E&P (Canada) in July 2014. He has held several senior management positions ranging from Country Manager in Argentina with Canadian Hunter Exploration, Vice President, Exploitation with Esprit Energy Trust, Manager, Reservoir Engineering with Apache Canada Inc. and Manager, Upstream Evaluations—Frontiers & International with Husky Energy. Mr. Trimble is an Alberta-registered Professional Engineer and a member of APEGA. He received a Bachelor of Science in Petroleum Engineering (with Distinction) from Stanford University.

Lawrence West has been our Vice President, Exploration since May 2015. Mr. West has over 35 years of experience as an executive, explorationist, and geologist. Most recently, Mr. West was Vice President, Exploration at Caracal Energy, an international oil and gas company, from July 2011 to June 2014. Mr. West built a multi-disciplinary team to assess resources and grow reserves in the interior rift basins within Chad and led a successful exploration program. During his tenure he successfully executed two large 2D/3D seismic shoots in remote frontier basins, on time and on budget. Prior to Caracal he has been involved in starting and growing several public and private companies, including Reserve Royalty Corp., Chariot Energy, Auriga Energy and Orion Oil and Gas. Lawrence worked at Alberta Energy Company (“AEC”), where he was on the team that merged with Conwest. He built and led the

Gran Tierra Energy 2022 Proxy Statement	37

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

AEC East team to the Rocky Mountain USA basins. His career began with Imperial Oil working on prospect and reservoir characterization, in multi-disciplinary teams, and as a technical mentor to exploration teams. Mr. West has an Honours Bachelor of Science in Geology from McMaster University and an MBA, specializing in economics, from the University of Calgary.

38	Gran Tierra Energy 2022 Proxy Statement

Compensation Discussion and Analysis

The following discussion provides details regarding our executive compensation program and 2021 compensation arrangements for each of our Named Executive Officers (“NEOs”) who, in 2021 were:

Gary S. Guidry

President and Chief Executive Officer

Ryan Ellson

Executive Vice President and Chief Financial Officer

Jim Evans

Vice President, Corporate Services

Rodger Trimble

Vice President, Investor Relations

Lawrence West

Vice President, Exploration

Philosophy and Objectives of our Executive Compensation Program

Our compensation philosophy is to provide an attractive, flexible, and market-based total compensation program that is tied to performance and aligns the interests of our NEOs with those of our stockholders. The Company’s objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders as well as economic growth and respect for the communities in which we have a strong presence. Our compensation philosophy also serves as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding our NEOs in relation to their achievements. Our compensation philosophy includes the principles described below:

•

Hire and retain top caliber and highly capable executives: Executive officers should have a total compensation package that is market competitive and permits us to hire and retain high-caliber individuals at all levels.

•

Pay for performance: A significant portion of the annual compensation opportunity for our executive officers should be directly tied to the achievement of key operational and financial measures aligned with our strategy, relative TSR and our share price performance. Directly linking pay with our performance is essential to delivering long-term value to our stockholders.

•	Create Stockholder Alignment: A significant portion of compensation should be variable (at risk) and equity-based. Executives are also required to meet significant share-ownership guidelines.

Gran Tierra Energy 2022 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

Responsibilities for Executive Compensation

Compensation decisions for our executive officers are made by the Compensation Committee, with input from our independent compensation consultants as well as from our Chief Executive Officer. The specific roles are summarized below:

Compensation Committee

•   Oversees compensation policies, plans and programs, reviews and determines the compensation to be paid to our executive officers and directors annually.

•   Oversees our annual and long-term incentive plans and programs and periodically assesses our non-employee director compensation program.

•   Approves the goals of our Chief Executive Officer, evaluates our Chief Executive Officer’s performance in light of those goals and objectives and recommends to the Board the approval of the Chief Executive Officer’s annual compensation.

•   Together with our Chief Executive Officer, reviews and approves the corporate performance goals and objectives of our other NEOs and recommends to the Board the approval of the annual compensation package for the other NEOs.

•   Holds executive sessions with no management present.

Board	• Reviews Chief Executive Officer’s performance. • Approves Chief Executive Officer and NEO compensation.

Independent Compensation Consultants

•   Provides the Compensation Committee with independent advice concerning the types and levels of compensation to be paid to our Chief Executive Officer and the other NEOs.

•   Provides market compensation data (e.g., industry compensation surveys and benchmarking data) on base salary, annual incentives and long-term incentives and industry trends.

Chief Executive Officer	• Reviews performance of other NEOs with the Compensation Committee. • Makes recommendations on base salary, annual bonus and long-term incentives awards for the other NEOs.

The Board and the Compensation Committee hold regular executive sessions at the end of each meeting with no representatives of the management team present. Our Chief Executive Officer does not attend any portion of the Compensation Committee or Board meeting at which his compensation is deliberated or approved. Except as described in the table above, our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Under the charter, the Compensation Committee has the authority to obtain, at the expense of Gran Tierra, advice and assistance from compensation consultants, internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee and may amend the engagement with or terminate any such advisor as it deems necessary or appropriate.

The Compensation Committee and the Board make their compensation decisions for the upcoming year, and review performance for the prior year, generally in the first quarter of the year. For example, annual bonuses in respect of 2021 performance were recommended by the Compensation Committee and approved by the Board in January of 2022.

Assessment of Company Performance

The Compensation Committee uses Company performance measures to establish total compensation ranges relative to our performance and the performance of our comparator groups as outlined on the following page. In addition, the Compensation Committee establishes specific performance measures that determine payouts under cash and equity-based incentive programs.

40	Gran Tierra Energy 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Role of the Independent Compensation Consultant

When making determinations regarding executive compensation, the Compensation Committee considers advice from external advisors and third-party compensation surveys as well as the advice of Compensation Committee members and other members of the Board based on their knowledge and experience to set competitive, results driven levels of salary and other compensation.

The Compensation Committee may, in its sole discretion, retain or obtain the advice of independent compensation consultants or other external advisors and is directly responsible for the appointment, compensation arrangements and oversight of the work of any such person. The retention of independent compensation consultants and scope of services provided by them are assessed on an annual basis.

The Compensation Committee may select a compensation consultant only after taking into consideration all factors relevant to that person’s independence from management. We will provide appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any independent compensation consultants or other external advisors retained by the Compensation Committee.

Risk Considerations

The Compensation Committee and the Board periodically review the risks associated with our compensation policies and practices. These assessments include an examination of the changes in our risk profile over the past year for our compensation policies and practices. Based on this assessment, the Compensation Committee and the Board each determined that these risks were not reasonably likely to have a material adverse effect on us. Among other things, the Compensation Committee and the Board took into consideration the fact that:

•	the current significant weighting towards long-term incentive compensation, the value of which depends on the value of our shares, discourages short-term risk taking;

•	our annual incentive compensation program includes several different metrics, preventing NEOs from focusing on one metric at the exclusion of other important performance goals;

•

our compensation program is appropriately balanced such that if annual bonus targets are not achieved, base pay and long-term incentive compensation will still provide the executives with a reasonable amount of compensation;

•	stock options and PSUs for executives vest over three years, which discourages short-term risk taking;

•	our clawback policy permits us to recover executive compensation in the case of fraud or intentional misconduct requiring a material restatement of financial results;

•	stock ownership guidelines encourage a long-term perspective by our executives; and

•	incentive awards are decided by the Compensation Committee and recommended to the Board for approval.

Compensation Peer Group – 2021

The following is our peer group for executive compensation purposes. The companies in the executive compensation peer group were selected with the assistance of our independent compensation consultants. companies that are of similar size as Gran Tierra, are in the same line of business, and are listed on a major exchange in Canada or the United States. We included companies with and enterprise value of at least $0.7 billion and Working Interest production before royalties of 20,000+ BOEPD.

Athabasca Oil Corporation	Baytex Energy Corp.

Bonavista Energy Corporation	Frontera Energy Corporation

Denbury Resources Inc.	Kosmos Energy Ltd.

Civitas Resources Inc. (Formerly Extraction Oil & Gas, Inc.)	Matador Resources Company

Geopark Limited	Parex Resources Inc.

Laredo Petroleum, Inc.	Whitecap Resources Inc.

Paramount Resources Ltd.

Transglobe Energy Corporation

The Company has a separate peer group for evaluating performance which is further explained on page 45.

Gran Tierra Energy 2022 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

Elements of Our Compensation Program

Our executive compensation program includes a mix of fixed and variable pay with performance periods ranging from one to five years. The primary elements are summarized in the table below:

Compensation	Fixed/Variable	Cash/Equity	Time Period	Goal

Base Salary	Fixed	Cash	1 year	Provide fixed level of income

Short-term Incentive	Variable	Annual cash bonus	1 year	Reward contribution to annual corporate and individual performance

Long-term Incentive	Variable	PSUs Stock options	3 years 5 years	Reward medium and long-term performance and align interests of management and stockholders

Base Salary

We pay base salaries in order to attract and retain talented executives and to provide our NEOs with a fixed base of cash compensation. The salaries typically reflect each NEO’s experience, skills, knowledge and responsibilities. Competitive market conditions also have an impact on setting salary levels. The salaries of our NEOs are reviewed on an annual basis by our Chief Executive Officer (other than with respect to his own salary, which is reviewed and determined by the Compensation Committee). There were no changes to our NEO’s salaries from 2020 to 2021.

Name	2021 Base Salary (1) ($)	2020 Base Salary (1) ($)	% Change 2020-2021

Gary S. Guidry	$473,261	$473,261	0

Ryan Ellson	$335,226	$335,226	0

Jim Evans	$295,788	$295,788	0

Rodger Trimble	$236,630	$236,630	0

Lawrence West	$295,788	$295,788	0

(1)	For ease of comparison, amounts reported in this column are converted from Canadian dollars to U.S. dollars at the exchange rate of 1.2678 at December 31, 2021.

Short Term Incentives – Cash Bonus

One of our key compensation objectives is for a significant portion of each NEO’s compensation to be tied to Company performance. Our annual cash bonus plan provides opportunities for our executives, including the NEOs, to earn annual cash bonuses tied to the successful achievement of key operational, financial and market objectives that drive our business and stockholder value.

In January 2021, the Compensation Committee approved the annual bonus target for each of our NEOs which were calculated as a percentage of their respective base salaries.

The value of the bonus is calculated as below:

Bonus Payment Amount	=	Salary	x	Bonus Target %	x	(	Individual Weighting x Individual Rating	+	Corporate Weighting x Corporate Rating	)

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COMPENSATION DISCUSSION AND ANALYSIS

The following bonus structure was approved by the Compensation Committee for the following executives in connection with 2021 performance which was unchanged from the previous year:

Name	Target Payout as a % of Base Salary	Corporate Performance Weighting	Individual Performance Weighting

Gary S. Guidry	100%	100%	—%

Ryan Ellson	80%	80%	20%

Jim Evans	50%	60%	40%

Rodger Trimble	50%	60%	40%

Lawrence West	50%	60%	40%

Assessment of Individual Performance

Individual performance has a significant impact on the annual cash bonus for NEOs other than the Chief Executive Officer and is weighted between 20% and 40% of the award with the remaining amount being driven by our performance relative to our corporate performance measures. The individual performance rating for each NEO, other than the Chief Executive Officer, is determined through a formal performance evaluation conducted with the Chief Executive Officer. The performance evaluation measures how each NEO performs against criteria directly related to their position.

2021 Corporate Performance Goals and Scores

Results between the Company’s Corporate Target can be interpolated on a linear basis. The lower number results in a multiplier of 0, middle results in a multiplier of 1 and the upper threshold is a multiplier of 2.

Target	Unit	Corporate Target	Weighting	Score

Operational

WI Production	kboepd	27 – 29 – 31	15%	0%

1P FD&A Costs (1)	$/boe	18 – 15 –12	10%	0%

1P Reserve Replacement Ratio (2)%		85 – 100 – 115	15%	30%

Financial

G&A (gross, excluding bonus)	$MM	51 – 43 – 35	10%	6%

Lifting Costs /boe (3)	$/boe	12 – 10 – 8	10%	4%

Total Workovers Costs	$MM	51 – 43 – 35	10%	0%

Funds Flow (4)	$MM	140 – 160 –180	10%	20%

Market

Generate Free Cash Flow	$MM	10 – 20 –30	10%	20%

Strategic

Farm out/Diversification/Asset sale	$MM	25.00	10%	20%

2021 Performance Factor				100%

(1)	FD&A costs are calculated as estimated exploration and development capital expenditures in Colombia, divided by the applicable reserves additions both before and after changes in FDC.

(2)	1P reserves have been calculated in compliance with NI 51-101 and COGEH and are based on the GTE McDaniel Reserves Report. See “Disclosure of Oil and Gas Information” for important information.

(3)	Lifting Costs include production and transportation expenses.

(4)	Free Cash Flow equals funds from operations less capital expenditures before exploration expense and before STIP payment.

Gran Tierra Energy 2022 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Actual Annual Cash Bonuses Earned for 2021

The following table shows the 2021 annual cash bonus awards earned by each NEO:

	2021 Base Salary ($)	Target Payout as a % of Base Salary	2021 Cash Bonus Awarded ($) (1)	2021 Cash Bonus (% of Base Salary)

Gary S. Guidry	473,261	100%	473,261	100

Ryan Ellson	335,226	80%	294,999	88

Jim Evans	295,788	50%	163,275	55

Rodger Trimble	236,630	50%	118,315	50

Lawrence West	295,788	50%	148,288	50

(1)	2021 Cash Bonuses are payable on March 15, 2022

Long-Term Equity Incentive Program

Our equity compensation program has been designed to incorporate equity awards that vest based on the achievement of key operational goals established by the Board of Directors as described below. Approximately 80% of the value of equity awards granted in 2021 consisted of PSUs and 20% of the value of equity awards consisted of stock options, based on the fair value at grant date.

2021 PSUs Granted

As part of our long-term incentive plan, PSUs are designed to create a link between executive compensation and increased stockholder value by rewarding NEOs for achievement against key performance metrics over a three-year period. Our goal is to further incentivize our executives to achieve the operational goals established by the Board and to increase share and net asset value for our stockholders.

Each PSU entitles the holder to be issued the number of common shares designated in the performance award multiplied by a payout multiplier, with such common shares (or cash equal in value to such shares) to be issued on dates determined by the Compensation Committee, but no later than March 10 of the year following the year in which the last performance period applicable to the award ends. The payout multiplier is dependent on the performance of the Company relative to pre-defined corporate performance measures for the period. The number of PSUs that vest may range from zero to 200% of the target number granted based on the performance multiplier earned under the terms of the award agreement. Each recipient must also remain in the continuous service of Gran Tierra from the date of grant through the date of settlement in order for the award to vest. PSUs are granted annually.

The PSUs granted to our NEOs in 2021 may become fully vested at the end of the three-year performance period, based upon our performance with respect to four separate performance periods as follows:

Performance Period	Percentage of Target Award Subject to Performance Period

January 1, 2021—December 31, 2021	20%

January 1, 2022—December 31, 2022	20%

January 1, 2023—December 31, 2023	20%

January 1, 2021—December 31, 2023	40%

100%

The calculation of the performance multiplier is as follows:

•	50% weighting: Gran Tierra’s Total Shareholder Return (“TSR”) relative to that of peer companies;

•	25% weighting: Gran Tierra’s Financial Covenant Compliance and Free Cash Flow; and

•	25% weighting: execution of strategy (as determined by the Board).

Total Shareholder Return. The Compensation Committee believes that the comparison of Gran Tierra’s TSR over a specified period of time to the returns of peer companies over the same period is an objective external measure of the Company’s effectiveness in translating its results into stockholder returns. TSR is calculated by comparing Gran Tierra’s change in share price

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COMPENSATION DISCUSSION AND ANALYSIS

plus reinvestment of dividends relative to the performance of a pre-selected peer group of companies with respect to the same measures. The framework included in the table below is used in determining our relative TSR. Results between the performance levels are interpolated on a linear basis.

Performance Level	Annualized TSR Above/Below Median of Peers	Payout Multiplier (% of the Target Award)

Threshold	-15%	0

Target	At median	100

Maximum	20%	200

The Compensation Committee approved the following total shareholder return performance peer group (the “Performance Peer Group”) for the 2021 PSUs:

Baytex Energy Corp.	Obsidian Energy Ltd. (formerly Penn West Petroleum Ltd.)

Callon Petroleum Company	Parex Resources Inc.

Canacol Energy Ltd.	Tamarack Valley Energy Ltd.

Crescent (Formerly Contango Oil & Gas Company)	TransGlobe Energy Corp.

Kosmos Energy Ltd.	W&T Offshore Inc.

Matador Resources Company

Frontera Energy Corporation (formerly Pacific Exploration & Production Corp.)

If any of the peer companies undergoes a change in corporate capitalization or a corporate transaction (including, but not limited to, a going-private transaction, bankruptcy, liquidation, merger or consolidation) during the performance period, the Compensation Committee will undertake an evaluation to determine whether such peer company will be replaced.

The Performance Peer Group was developed with the assistance of our independent compensation consultants to meet at least one of the following specifications: an enterprise value of at least $1 billion; Proved Reserves of 30 million BOE; WI production before royalties of 20,000+ BOEPD; production to be at least 50% oil and natural gas liquids. Enterprise value was calculated as the market value of our common stock plus the market value of debt minus cash and investments.

Financial Covenant Compliance and Free Cash Flow. The Company has a number of financial covenants that it must stay in compliance with in order to maintain good standing with its lenders. The Company must also generate Free Cash Flow calculated as funds from operations less capital expenditures before exploration expense and before STIP payment. Free Cash Flow was chosen as a performance metric for our PSUs because it provides an indication of the ability of the Company to execute its exploration program and paydown its debt. Financial covenant compliance and free cash flow demonstrates the Company’s ability to increase the underlying value of the Company without risking stockholder value and diluting stockholders. The framework included in the table below is used to assess Financial Covenant Compliance and Free Cash Flow performance. Results between the performance levels are interpolated on a linear basis.

Financial Covenant Compliance

Performance Level	Financial Covenant Compliance	Payout Multiplier (% of the Target Award)

Threshold	non-compliance	0

Target	compliance	200

Free Cash Flow

Performance Level	Free cash flow measured at end of year	Payout Multiplier (% of the Target Award)

Threshold	less than $10mm	0

Target	$20mm	100

Maximum	Greater than $30mm	200

Gran Tierra Energy 2022 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

Strategy. Execution of strategy was chosen as a performance metric for our PSUs because it provides a link to the Company’s success in meeting key milestones and achieving its strategic goals. The Strategic Goals included metrics set by the Compensation Committee relating to acquisitions, exploration discoveries, financing and exploration commitments which have been included in the Company’s annual budget and subsequently approved by the Board.

The following table lists the number of PSUs awarded in 2021 at minimum, target, and maximum levels:

	Minimum # of units	Target # of units	Maximum # of units

Gary S. Guidry	0	1,631,068	3,262,136

Ryan Ellson	0	1,114,563	2,229,126

Jim Evans	0	650,485	1,300,970

Rodger Trimble	0	466,019	932,038

Lawrence West	0	650,485	1,300,970

2021 Performance Results. In January 2022, the Compensation Committee confirmed and approved the performance results for the portion of the 2021 annual PSU awards that vest based on performance during the one-year performance period ended December 31, 2021 and continued employment through the end of 2021.

For the performance period ended December 31, 2021, the performance results were as follows:

	2021 Performance Factor Level	Weighting	Payout Multiplier

TSR – Relative TSR above or below median of peers	Above Target	50%	1.00

Financial Covenant Compliance and Free Cash Flow	Above Target	25%	0.50

Strategy Achievement	Above Target	25%	0.50

Total Multiplier			2.0

The PSUs granted in 2019 vested on December 31, 2021 and the calculation of the performance multiplier for the three-year period is as follows:

Year	Performance Multiplier	Weighted Contribution

2019	0.09	0.02

2020	0.50	0.10

2021	2.00	0.40

Three-Year	0.53	0.21

TOTAL MULTIPLIER		0.73

Stock Options

Stock options provide NEOs with an option to purchase Gran Tierra common shares at a future date at the exercise price determined at the time of grant.

Our Compensation Committee and Board continues to believe that time-vested stock options are an important element of our equity compensation program because they serve as a strong retention tool while ensuring that the recipient only receives value upon an increase in the value of our common stock. Stock options within the LTIP mix account for 20% of the value of equity awards granted, based on the grant date fair value.

Stock options vest pro-rata annually over three years, beginning with the first anniversary of the date of grant, and have a term of five years, subject to the officer’s continuous provision of services to Gran Tierra through the vesting date (except as otherwise provided in an officer’s award agreement or any employment agreement with Gran Tierra). The exercise price for our stock options is equal to the market price per share at the time of grant. The Compensation Committee meets in the first quarter each year to evaluate, review and approve the annual stock option award design and level of awards for the NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS

Equity Awards Granted During 2022

In 2022, the Compensation Committee approved the following awards under our 2007 Equity Incentive Plan for the NEOs:

	Total LTI Grant Date Fair Value ($)	PSUs		Stock Options
		Target # of PSUs	Grant Date Fair Value ($) (1)	# of options	Grant Date Fair Value ($) (1)

Gary S. Guidry	1,670,297	1,631,068	1,337,476	688,525	332,821

Ryan Ellson	1,141,369	1,114,563	913,942	470,492	227,427

Jim Evans	666,130	650,485	533,398	274,590	132,732

Rodger Trimble	477,227	466,019	382,136	196,721	95,091

Lawrence West	666,130	650,485	533,398	274,590	132,732

(1)

The grant date fair value reported in this column is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation—Stock Compensation (“ASC 718”).

Benefits

The NEOs are eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executive officers. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, except for corporate health services and other limited perquisites provided on a case-by-case basis. In addition, our employees including our executive officers will be paid 100% of their base salary in the event they become disabled while still employed by us, until such time as the executive officer begins to receive long-term disability insurance benefits which are intended to pay two-thirds of base salary to a maximum of $15,000/month to age 70. These are standard basic benefits in our industry and help to retain and recruit key talent. In addition, the NEOs are eligible to participate in the Company’s Employee Share Purchase Plan which allows employees to contribute up to 10% of their gross salary which is then matched by the Company and used to purchase undiscounted shares.

Share Ownership Guidelines

We have implemented share ownership guidelines for all of our executives, which are designed to align their long-term financial interests with those of our stockholders. The NEO share ownership guidelines are as follows:

Position	Guideline	Ownership Relative to Base Salary as of December 31, 2021

Chief Executive Officer	3 X base salary	Exceeds

Chief Financial Officer	2 X base salary	Exceeds

Other NEOs	1 X base salary	Exceeds

If at any time an executive officer does not meet their ownership requirement, they must retain (a) any of our Common Stock owned by them (whether owned directly or indirectly) and (b) any net shares received as the result of the exercise, vesting or payment of any equity award until the ownership requirement is met, in each case unless otherwise approved by the Compensation Committee. For this purpose, “net shares” means the shares of stock that remain after shares are sold or withheld to (i) pay the exercise price for a stock option award or (ii) satisfy any tax obligations, including withholding taxes, arising in connection with the exercise, vesting or payment of an equity award.

Compliance with these requirements is evaluated as of December 31 of each year. The value of an individual’s share ownership as of such date is determined by multiplying the number of shares of our stock or other eligible equity interests held by the individual by the greater of the purchase price of the stock or the closing price on December 31 of each year.

In determining stock ownership levels, we include shares of common stock held directly or indirectly by the officer (including shares beneficially owned in a trust, by a limited liability company or partnership, and by a spouse and/or minor children). Outstanding RSUs, PSUs and unexercised stock options are not included. If an executive officer does not satisfy the stock ownership requirements, they must retain all shares acquired on the vesting of equity awards or the exercise of stock options (net of exercise costs and taxes) until compliance is achieved.

Gran Tierra Energy 2022 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

The following table shows the number and value of shares owned at December 31, 2021 compared with the minimum share ownership guideline:

	Number of Shares Owned as of December 31, 2021 (1)	Value of Shares owned as of December 31, 2021 (2)	Value of Shares Based on Original Purchase Price	Minimum Ownership Per Guideline

Gary S. Guidry	3,802,692	$2,890,046	$8,086,138	$1,419,782

Ryan Ellson	568,133	$431,781	$941,674	$670,453

Jim Evans	389,738	$296,201	$824,901	$295,788

Rodger Trimble	269,994	$205,195	$315,380	$236,630

Lawrence West	350,000	$266,000	$809,034	$295,788

(1)	Includes shares held by the NEO in the Company’s Employee Share Purchase Plan.

(2)	Value is calculated based on the closing price of the Company’s shares on the NYSE American on December 31, 2021, which was $0.76.

Clawback Provisions

The Company has adopted a policy specifying that if an executive engages in fraud or intentional misconduct that requires a material restatement of financial results, and the fraud or intentional misconduct results in an incorrect determination that an incentive compensation performance goal had been achieved, the Board may take action to recover any incentive compensation resulting from the incorrect determination that had been paid to the executive during the three-year period preceding the filing of the accounting restatement.

Prohibition on Speculative Trading of Company Stock

We maintain a policy for securities transactions applicable to all employees including officers, directors, and other members of management of the Company which prohibits engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. The policy also prohibits margining or pledging Company securities. In addition, our Insider Trading Policy, among other things, prohibits our officers, including our NEOs, directors and employees from trading during quarterly and special blackout periods.

Employment Agreements

The Compensation Committee approves the terms of all NEO employment agreements. The terms of those agreements were structured to attract and retain persons key to our success, as well as to be competitive with compensation practices for executives in similar positions at companies of similar size and complexity. In assessing whether the terms of the employment agreements were competitive, the Compensation Committee received advice from our independent compensation consultant and reviewed appropriate surveys and industry benchmarking data. The employment agreements do not have a fixed term. No changes were made to any of the NEO employment agreements already in place during 2021. The terms of the NEO employment agreements provide for certain payments and benefits in connection with a termination of employment and corporate transaction. The Compensation Committee believes these payments allow management to focus their attention and energy on making objective business decisions that are in the best interests of stockholders without allowing personal considerations to affect the decision-making process. Additionally, executive officers at other companies in our industry and the general market in which we compete for executive talent commonly provide post-termination payments, and we have consistently provided this benefit to certain executives in order to remain competitive in attracting and retaining skilled professionals in our industry. In 2017, the Company’s pay practices were amended so that no new employment agreements entered into between Gran Tierra and executive officers will include any provisions that provide for excise tax gross-ups or change in control “Single” or “Modified Single” triggers of severance payments or equity vesting accelerations.

Say on Pay Advisory Vote on Executive Compensation

The Company asked stockholders to vote on a “say-on-pay” advisory vote on our executive compensation in 2021 at the 2021 annual meeting of stockholders. Stockholders expressed support for the compensation of our named executive officers, with

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COMPENSATION DISCUSSION AND ANALYSIS

approximately 83.5% of the votes cast in favor of the “say-on-pay” advisory vote. Given the stockholders support, the Company did not make any significant changes to our compensation programs in 2021 as a result of the “say-on-pay” advisory vote. The Compensation Committee also considers many other factors in evaluating our executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Compensation Committee’s assessment of the interaction of our compensation programs with our corporate business objectives and review of peer group data, each of which is evaluated in the context of the Compensation Committee’s duty to act in the best interests of our stockholders.

Tax Considerations

Following the enactment of the Tax Cuts and Jobs Act, compensation in excess of $1 million earned by our executive officers who are subject to Section 162(m) of the Internal Revenue Code is not deductible. The Compensation Committee has the discretion to approve, and we will continue to pay, compensation that will not be deductible for federal income tax purposes. Consistent with our compensation philosophy, we currently expect that we will continue to structure our executive compensation program so that a significant portion of total executive compensation is linked to the performance of our company.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Company’s disclosure under “Compensation Discussion and Analysis” contained in this proxy statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Brooke Wade, Chair

Peter J. Dey

Robert B. Hodgins

David Smith

Gran Tierra Energy 2022 Proxy Statement	49

Executive Compensation

Summary Compensation Table

The following table summarizes the compensation of our NEOs for their performance during the years ended December 31, 2021, 2020 and 2019.

Name and Position	Year	Salary ($) (1)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)

Gary S. Guidry President and Chief Executive Officer	2021	473,261	1,337,476	332,821	473,261	57,410	2,674,229
	2020	431,982	1,255,922	312,288	391,140	42,345	2,433,677
	2019	461,965	1,265,456	316,520	152,448	11,359	2,207,748

Ryan Ellson Executive Vice President & Chief Financial Officer	2021	335,226	913,942	227,427	294,999	44,702	1,816,297
	2020	305,988	858,214	213,397	257,619	30,576	1,665,794
	2019	327,225	864,727	216,289	147,829	10,620	1,566,690

Jim Evans Vice President, Corporate Services	2021	295,788	533,398	132,732	163,275	23,345	1,148,538
	2020	306,788	500,873	124,544	129,595	121,307	1,183,107
	2019	288,728	504,674	126,231	115,491	244,486	1,279,610

Rodger Trimble Vice President, Investor Relations	2021	236,630	382,136	95,091	118,315	32,219	864,391
	2020	215,991	358,835	89,225	103,676	20,332	788,059
	2019	230,982	361,558	90,434	69,295	7,994	760,263

Lawrence West Vice President, Exploration	2021	295,788	533,398	132,732	148,288	8,556	1,118,762
	2020	269,989	500,873	124,544	129,595	8,393	1,033,394
	2019	288,728	504,674	126,231	83,924	7,994	1,011,551

(1)

All compensation is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. For 2021 compensation amounts, the exchange rate at December 31, 2021 of one U.S. dollar to Canadian $1.2678 is used.

(2)

Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of RSU and PSU awards, computed in accordance with ASC 718, disregarding estimated forfeitures. The PSU awards are subject to market conditions and have been valued based on the probable outcome of the market conditions as of the grant date. For a discussion of valuation assumptions, see Note 7—Share Capital of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2021. Assuming maximum performance is achieved, the value of PSUs granted in 2021 based on the price of the Company’s shares at the date of grant would be as follows: Gary S. Guidry—$ 2,674,952; Ryan Ellson—$ 1,827,884; Jim Evans—$ 1,066,796; Rodger Trimble—$ 764,272 and Lawrence West—$ 1,066,796.

(3)

Amounts reported in the “Option Awards” column represent the aggregate grant date fair value of stock options, computed in accordance with ASC 718. The value ultimately realized by the NEOs upon the actual vesting of the award(s) or the exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of valuation assumptions, see Note 7—Share Capital of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2021.

(4)	Amounts reported in the “Non-equity Incentive Plan Compensation” column for each year represent the amount earned in that year, irrespective of when the amount was paid.

(5)

Amounts reported in the “All Other Compensation” column include matching contributions to the Employee Share Purchase Plan, parking and transportation allowances, corporate health and group term life insurance, and other perquisites, as shown in the table below.

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EXECUTIVE COMPENSATION

Name	Employee Share Purchase Plan Contribution (1) ($)	Corporate Health and Group Term Life Insurance (S)	Parking and Transportation Allowance ($)	Other ($)	Total ($)

Gary S. Guidry	47,326	4,270	5,814	—	57,410

Ryan Ellson	33,523	5,366	5,814	—	44,702

Jim Evans	14,789	4,770	3,786	—	23,345

Rodger Trimble	23,663	4,770	3,786	—	32,219

Lawrence West	—	4,770	3,786	—	8,556

(1)	These amounts reflect the Company’s matching contributions to the NEOs’ Employee Share Purchase Plan accounts.

2021 GRANTS OF PLAN-BASED AWARDS

The following table shows certain information regarding grants of plan-based awards granted to the NEOs for the fiscal year ended December 31, 2021:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Options (#)	Awards ($/Sh)	Awards ($) (1)

Gary S. Guidry		$0	473,261	946,522

	3/1/2021				0	1,631,068	3,262,136			1,337,476

	3/1/2021							688,525	0.82	332,821

Ryan Ellson		$0	268,181	536,362

	3/1/2021				0	1,114,563	2,229,126			913,942

	3/1/2021							470,492	0.82	227,427

Jim Evans		$0	147,894	295,788

	3/1/2021				0	650,485	1,300,970			533,398

	3/1/2021							274,590	0.82	132,732

Rodger Trimble		$0	118,315	236,630

	3/1/2021				0	466,019	932,038			382,136

	3/1/2021							196,721	0.82	95,091

Lawrence West		$0	147,894	295,788

	3/1/2021				0	650,485	1,300,970			533,398

	3/1/2021							274,590	0.82	132,732

(1)

The amounts in this column reflect the aggregate grant date fair value of awards granted to NEOs in 2021 computed in accordance with ASC 718, disregarding estimated forfeitures. The value ultimately realized by each NEO upon the actual vesting of the award(s) or exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of the valuation assumptions, see Note 7 — Share Capital of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2021.

Gran Tierra Energy 2022 Proxy Statement	51

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021

The following table shows for the fiscal year ended December 31, 2021, certain information regarding outstanding equity awards held by each of the NEOs.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Unearned Units That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)

Gary S. Guidry	184,200	0		2.57	March 2, 2022	398,182	(2)	302,618	0		0

	193,103	0		2.47	March 1, 2023	815,534	(3)	619,806	1,957,282	(4)	1,487,534

	194,444	97,223	(5)	2.32	March 1, 2024	652,427	(6)	495,845	2,609,709	(7)	1,983,379

	325,581	651,163	(8)	0.77	Feb. 28, 2025

	0	688,525	(9)	0.82	March 1, 2026

Ryan Ellson	133,400	0		2.57	March 2, 2022	272,091	(2)	206,789	0		0

	139,862	0		2.47	March 1, 2023	557,282	(3)	423,534	1,337,476	(4)	1,016,481	(3)

	132,870	66,436	(5)	2.32	March 1, 2024	445,825	(6)	338,827	1,783,301	(7)	1,355,309	(6)

	222,480	444,962	(8)	0.77	Feb. 28, 2025

	0	470,492	(9)	0.82	March 1, 2026

Jim Evans	78,900	0		2.57	March 2, 2022	158,798	(2)	120,687	0		0

	82,759	0		2.47	March 1, 2023	325,243	(3)	247,184	780,582	(4)	593,242	(3)

	77,546	38,773	(5)	2.32	March 1, 2024	260,194	(6)	197,747	1,040,776	(7)	790,990	(6)

	129,845	259,690	(8)	0.77	Feb. 28, 2025

	0	274,590	(9)	0.82	March 1, 2026

Rodger Trimble	78,900	0		2.57	March 2, 2022	113,766	(2)	86,462	0		0

	82,759	0		2.47	March 1, 2023	233,010	(3)	177,087	559,223	(4)	425,009	(3)

	55,555	27,778	(5)	2.32	March 1, 2024	186,408	(6)	141,670	745,630	(7)	566,679	(6)

	93,023	186,047	(8)	0.77	Feb. 28, 2025

	0	196,721	(9)	0.82	March 1, 2026

Lawrence West	78,900	0		2.57	March 2, 2022	158,798	(2)	120,687	0		0

	82,759	0		2.47	March 1, 2023	325,243	(3)	247,184	780,582	(4)	593,242	(3)

	77,546	38,773	(5)	2.32	March 1, 2024	260,194	(6)	197,747	1,040,776	(7)	790,990	(6)

	129,845	259,690	(8)	0.77	Feb. 28, 2025

	0	274,590	(9)	0.82	March 1, 2026

(1)	Calculated using $0.76 which is the closing price of Gran Tierra’s shares on December 31, 2021.

(2)	These amounts include the tranches of the PSU awards granted in March of 2019 which were vested December 31, 2021 and were settled in February 2022.

(3)

Provided that our NEOs remain employed through the settlement date, these amounts represent the number of common shares, or their cash equivalent, deliverable to each NEO with respect to the first and second tranches (representing 40% of the target amount) of the PSU award granted on February 28, 2020. These amounts represent the actual number of common shares, or their cash equivalent, earned pursuant to the terms of the PSUs for the performance period from January 1, 2020 through December 31, 2021 and the period January 1, 2021 through

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EXECUTIVE COMPENSATION

December 31, 2021. The first tranche became earned at 50% of target and the second tranche became earned at 200% of target. The awards are enumerated in this column because while the performance element of vesting for the awards has been fulfilled, the continued service requirement for vesting has not. If the NEOs do not remain employed through the settlement date, they will forfeit the awards. As such, the awards were not fully vested as of December 31, 2021.

(4)

These amounts include the tranches (representing 40% of the target amount) of the PSU award granted on February 28, 2020 the vesting of which is still subject to company performance. The applicable performance period for the third tranche (representing 20% of the target amount) is January 1, 2022 through December, 2022. The fourth tranche (representing 40% of the target amount) has a performance period which began on January 1, 2020 and will end on December 31, 2022. Even though our performance during 2019 did not exceed target, the amounts above represent the maximum number of the PSUs that may vest. The actual number of PSUs that vest pursuant to the PSU award granted on February 28, 2020 will depend on our performance over the applicable performance periods and the NEOs continued employment through the date of settlement.

(5)

The right to exercise the options vest one-third on March 1, 2020, one-third on March 1, 2021, and one-third on March 1, 2022, in each case if the option holder is still employed by Gran Tierra on such date.

(6)

Provided that our NEOs remain employed through the settlement date, these amounts represent the number of common shares, or their cash equivalent, deliverable to each NEO with respect to the first tranche (representing 20% of the target amount) of the PSU award granted on March 1, 2021. These amounts represent the actual number of common shares, or their cash equivalent, earned pursuant to the terms of the PSUs for the performance period from January 1, 2021 through December 31, 2021. This tranche became earned at 200% of target. The awards are enumerated in this column because while the performance element of vesting for the awards has been fulfilled, the continued service requirement for vesting has not. If the NEOs do not remain employed through the settlement date, they will forfeit the awards. As such, the awards were not fully vested as of December 31, 2021.

(7)

These amounts include the tranches (representing 80% of the target amount) of the PSU award granted on March 1, 2021 the vesting of which is still subject to company performance. The applicable performance period for the second tranche (representing 20% of the target amount) is January 1, 2022 through December 31, 2022, and the applicable performance period for the third tranche (representing 20% of the target amount) is January 1, 2023 through December, 2023. The fourth tranche (representing 40% of the target amount) has a performance period which began on January 1, 2021 and will end on December 31, 2023. The amounts above represent the maximum number of the PSUs that may vest. The actual number of PSUs that vest pursuant to the PSU award granted on March 1, 2021 will depend on our performance over the applicable performance periods and the NEOs continued employment through the date of settlement.

(8)

The right to exercise the options vest one-third on February 28, 2021, one-third on February 28, 2022 and one-third on February 28, 2023, in each case if the option holder is still employed by Gran Tierra on such date.

(9)

The right to exercise the options vest one-third on March 1, 2022 one-third on March 1, 2023 and one-third on March 1, 2024, in each case if the option holder is still employed by Gran Tierra on such date.

2021 OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the aggregate number of options that were exercised and the PSUs that vested during the fiscal year ended December 31, 2021, for the NEOs.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)

Gary S. Guidry	—	—	545,455 (PSU)	301,510

Ryan Ellson	—	—	372,727 (PSU)	206,032

Jim Evans	—	—	217,532 (PSU)	120,245

Rodger Trimble			155,844 (PSU)	86,146

Lawrence West	—	—	217,532 (PSU)	120,245

(1)	All PSUs that vested during 2021 were settled in cash, and no shares of common stock were issued.

(2)

The amounts in this column were calculated by multiplying the number of shares of common stock subject to the PSU that vested by the closing market price of common stock on the vesting date of December 31, 2021 which was $0.76.

Potential Payment Upon Termination or Change of Control

Messrs. Guidry, Ellson, Evans, Trimble and West

In the event that Messrs. Guidry, Ellson, Evans, Trimble or West die, voluntarily resign (without good reason, as defined below), or their employment is terminated by Gran Tierra for cause (as defined below), the executive will not be entitled to receive any further compensation or benefits whatsoever other than those which have accrued up to the executive’s last day of active service.

Gran Tierra Energy 2022 Proxy Statement	53

EXECUTIVE COMPENSATION

Messrs. Guidry, Ellson, Evans, Trimble and West are entitled to severance payments in the event of an involuntary termination of employment by Gran Tierra other than for cause or a termination of employment by the NEO for good reason, as follows:

Base Salary + Bonus Earned during 12 months preceding Termination multiplied by:

Gary S. Guidry	2

Ryan Ellson	1.5

Jim Evans	1

Rodger Trimble	1

Lawrence West	1

In addition, if Mr. Guidry is required to file a U.S. income tax return with the Internal Revenue Service, and if any of the payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed. The Company believes that to ensure Gran Tierra’s executive compensation remains competitive, the Chief Executive Officer should be tax equalized to his Canadian citizen colleagues on payments that are subject to U.S. Excise Tax In 2021, this amount would have been $2,318,416, calculated as follows:

Total termination payment	4,786,812

Gross-Up of taxable income	2,318,416

Total taxable income	7,105,228

Canadian tax payable	(3,410,509)

Net cash	3,694,719

US Excise tax payable	(1,205,576)

Net after tax	2,489,142

Pursuant to the employment agreements for each of Messrs. Guidry, Ellson, Evans, Trimble and West, “cause” means any act or omission of the executive which would, at common law, permit an employer to terminate the employment of an employee without notice or payment in lieu of notice.

As defined in the employment agreements for each of Messrs. Guidry, Ellson, Evans, Trimble and West, “good reason” generally means any of the following without the executive’s express written consent:

(a) an adverse change in position, titles, duties or responsibilities, except in connection with the termination of employment for cause;

(b) a reduction by the company of the executive’s base salary except to the extent that the annual base salaries of all other executive officers are similarly reduced or any change in the basis upon which the Executive’s annual compensation is determined or paid if the change is adverse to the executive (excluding changes to the annual bonus);

(c) a change in control (as defined below) of Gran Tierra Energy Inc. or Gran Tierra Energy Canada ULC occurs; or

(d) any breach by the Company of any material provision of the employment agreement.

The following events will generally constitute a “change in control” pursuant to the employment agreements with each of Messrs. Guidry, Ellson, Evans, Trimble and West:

(1) a disposition of all or substantially all of the assets of Gran Tierra or GTE ULC;

(2) a majority of the voting securities of Gran Tierra Energy Canada ULC cease to be controlled, directly or indirectly, by Gran Tierra; or

54	Gran Tierra Energy 2022 Proxy Statement

EXECUTIVE COMPENSATION

(3) a merger or other transaction of Gran Tierra with or into another company pursuant to which any person or combination of persons thereafter holds a greater number of voting securities of the continuing company than the number of voting securities of the continuing company held by former shareholders of Gran Tierra Energy, Inc.

Upon a termination of employment, each of Messrs. Guidry, Ellson, Evans, Trimble and West forfeit any unvested RSUs and stock options.

Estimated Potential Payments

The table below estimates the amounts payable if an involuntary termination of employment without cause, a termination for good reason or a specified corporate transaction had occurred on December 31, 2021, for the NEOs using $0.76, the closing price of the stock on that date.

		Acceleration of Vesting

Name	Cash Severance ($)	Stock Options ($) (1)	PSUs ($) (1)	Total ($)
Gary S. Guidry (2)

Termination without Cause or Resignation for Good Reason	1,893,043	—	—	1,893,043

Corporate Transaction	—	0	2,893,769	2,893,769

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	1,893,043	0	2,893,769	4,786,812
Ryan Ellson

Termination without Cause or Resignation for Good Reason	945,338	—	—	945,338

Corporate Transaction	—	0	1,977,408	1,977,408

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	945,338	0	1,977,408	2,922,747
Jim Evans

Termination without Cause or Resignation for Good Reason	459,063	—	—	459,063

Corporate Transaction	—	0	1,154,062	1,154,062

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	459,063	0	1,154,062	1,613,124
Rodger Trimble

Termination without Cause or Resignation for Good Reason	354,946	—	—	354,946

Corporate Transaction	—	0	0	0

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	354,946	0	0	354,946
Lawrence West

Termination without Cause or Resignation for Good Reason	444,076	—	—	444,076

Corporate Transaction	—	0	1,154,062	1,154,062

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	444,076	0	1,154,062	1,598,138

(1)

Unvested equity awards will accelerate and become fully vested immediately prior to a Corporate Transaction. With respect to stock options, the value is calculated as (a) the difference between $0.76, the closing price of our common stock on December 31, 2021, and the exercise price of the applicable option, multiplied by (b) the number of unvested options subject to accelerated vesting held by the applicable NEO. With respect to PSUs, the value is calculated as (a) $0.76, the closing price of our common stock on December 31, 2021, multiplied by (b) the number of unvested PSUs subject to accelerated vesting held by the applicable NEO, assuming a performance factor of 1.

(2)

In addition, if Mr. Guidry is required to file a U.S. income tax return with the Internal Revenue Service, and if any of the payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed. The

Gran Tierra Energy 2022 Proxy Statement	55

EXECUTIVE COMPENSATION

Company believes that to ensure Gran Tierra’s executive compensation remains competitive, the Chief Executive Officer should be tax equalized to his Canadian citizen colleagues on payments that are subject to U.S. Excise Tax In 2021, this amount would have been $2,318,416, calculated as follows:

Total termination payment	4,786,812

Gross-Up of taxable income	2,318,416

Total taxable income	7,105,228

Canadian tax payable	(3,410,509)

Net cash	3,694,719

US Excise tax payable	(1,205,576)

Net after tax	2,489,142

Pay Ratio Disclosure

In determining the median employee, we prepared a list of all employees as of December 31, 2021. Consistent with applicable rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation for employees other than the chief executive officer. In measuring our employees’ total compensation, for employees other than the Chief Executive Officer, we used their base salary paid in 2021, their annual cash bonus paid in 2021 and the value of the equity awards they received in 2021. Total compensation for Gary S. Guidry, the Company’s Chief Executive Officer was determined to be $2,674,229 and was approximately 58 times the median annual compensation of all Company employees excluding the Chief Executive Officer of $46,009. For purposes of this calculation, the Company had 318 employees in Canada and Colombia, excluding the Chief Executive Officer.

56	Gran Tierra Energy 2022 Proxy Statement

Proposal 4: Advisory Vote on the Frequency of Solicitation of Advisory Vote to Approve Named Executive Officer Compensation

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders to indicate, through an advisory vote, their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every two years, or every three years.

The Board believes that an annual advisory vote on the compensation of our named executive officers will provide the highest level of accountability to our stockholders. It will also allow stockholders to provide real-time feedback regarding the compensation programs that our named executive officers participate in and the compensation philosophy that drives the design and implementation of those programs.

The stockholders are being asked to vote among the following frequency options:

•	every year;

•	every two years;

•	every three years; and

•	abstain from voting.

The required vote to approve Proposal 4 is the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Because this proposal has three possible substantive responses (every year, every two years, and every three years), if none of the frequency alternatives receives the vote of shares representing a majority of votes present in person or represented by proxy at the meeting and entitled to vote on the matter, then we will consider stockholders to have approved the frequency that receives a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter.

The Board and the Compensation Committee value the opinions of the stockholders in this matter and will consider the outcome of the vote when determining the frequency of future advisory votes to approve named executive officer compensation. However, because this vote is advisory and therefore not binding on the Board or us, the Board may decide that it is in the best interests of the stockholders that we hold an advisory vote on named executive officer compensation more or less frequently than the option preferred by the stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF “EVERY YEAR” ON PROPOSAL 4.

Gran Tierra Energy 2022 Proxy Statement	57

Proposal 5: Approval of the Gran Tierra 2007 Equity Incentive Plan, as Amended and Restated

Proposal

On January 25, 2022, the Board authorized an amendment, subject to stockholder approval, to Gran Tierra’s 2007 Equity Incentive Plan, as amended and restated, referred to as the “Incentive Plan.” Gran Tierra is requesting that stockholders approve this amendment to the Incentive Plan to make the following changes:

•

to increase the number of shares of Common Stock available for issuance under the Incentive Plan to 23,333,065 shares in respect of stock awards granted on or after January 1, 2022 shares, which will result in: (i) a 5,000,000 share increase in the shares available for issuance from 18,333,065 shares at December 31, 2021; and (ii) an amendment of subsection 4(a) of Gran Tierra’s 2017 Equity Incentive Plan to increase the total number of shares authorized for issuance pursuant to stock awards from 22,223,817 shares in respect of stock awards granted on or after January 1, 2021 to 23,333,065 shares in respect of stock awards granted on or after January 1, 2022.

Explanation

The purpose of this amendment is to ensure that Gran Tierra has a sufficient reserve of common stock available under the Incentive Plan to continue to grant stock options and other awards at market-competitive levels determined appropriate by the Board. In order for Gran Tierra to continue to have the flexibility to grant market-competitive levels of stock options to current employees and future strategic hires, the Board determined that it was prudent to increase the fixed reserve of common stock available under the Incentive Plan by 5,000,000 shares (approximately 1.4% of the Gran Tierra common stock outstanding on March 8, 2022) such that there are 23,333,065 shares available for issuance pursuant to awards granted on or after January 1, 2022 (approximately 6.4% of the Gran Tierra common stock outstanding on March 8, 2022).

As of December 31, 2021, 18,333,065 shares of common stock were available for issuance under the Incentive Plan, which is approximately 5.0% of the Gran Tierra common stock outstanding on March 8, 2022.

As of December 31, 2021, 17,848,722 stock awards were issued and outstanding representing approximately 4.9% of the Gran Tierra common stock outstanding on December 31, 2021.

If this Proposal 5, to increase the fixed reserve of common stock available under the Incentive Plan by 5,000,000 shares, is approved by stockholders, then 20,673,774 shares (approximately 5.6% of the Gran Tierra common stock outstanding on March 8, 2022) will remain available for future grant under the Incentive Plan.

During 2021, 3,890,752 stock options (approximately 1.1% of Gran Tierra common stock outstanding on March 8, 2022) were issued under the Incentive Plan. As a result of stock award grants occurring after December 31, 2021, as of the record date on March 8, 2022, stock awards issued and outstanding totalled an aggregate of 18,786,668 shares (approximately 5.1% of the Gran Tierra common stock outstanding).

If this Proposal 5, to increase the fixed reserve of common stock available under the Incentive Plan by 5,000,000 shares, is approved by stockholders, then the number of shares available for future grant under the Incentive Plan, including stock awards currently available for issuance under the Incentive Plan will be 20,673,774 shares or approximately 5.6% of the Gran Tierra common stock outstanding as of March 8, 2022.

For Canadian regulatory purposes, as at December 31, 2021, the number of shares of common stock issuable pursuant to outstanding stock options under the Incentive Plan was 17,848,722 and the number of shares of common stock available for issuance under additional grants under the Incentive Plan was 18,333,065, representing an aggregate maximum of 36,181,787 shares issuable under the Incentive Plan. If this Proposal 5, to increase the fixed reserve of common stock available under the Incentive Plan by 5,000,000 shares, is approved by stockholders, then as of January 1, 2022, the number of shares of common stock issuable pursuant to outstanding stock options under the Incentive Plan was 17,848,722 and the number of shares of common stock available for issuance under additional grants under the Incentive Plan will be 23,333,065, representing an aggregate maximum of 41,181,787 shares which may be issued under the Incentive Plan. If this Proposal 5, to increase the fixed reserve of common stock available under the Incentive Plan by 5,000,000 shares, is approved by stockholders, then as of the record date on March 8, 2022, the number of shares of common stock issuable pursuant to outstanding stock options under the Incentive Plan is 18,786,668 and the number of shares of common stock available for issuance under additional grants under the Incentive Plan will be 20,673,774, representing an aggregate maximum of 39,460,442 shares which may be issued under the Incentive Plan.

58	Gran Tierra Energy 2022 Proxy Statement

PROPOSAL 5: APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

For added clarity:

1.	As at December 31, 2021, 18,333,065 shares were available for issuance under the Incentive Plan. As amended, there will be 23,333,065 shares available for issuance (an increase of 5,000,000 shares).

2.

For Canadian regulatory purposes, as of December 31, 2021, Gran Tierra had 22,223,817 shares authorized for issuance under the Incentive Plan on or after January 1, 2021. As amended, Gran Tierra will have 23,333,065 shares authorized for issuance under the Incentive Plan on or after January 1, 2022 (an increase of 1,109,248 shares).

The Incentive Plan will continue to provide us with flexibility in designing equity incentives including stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards (including director stock awards), performance stock awards, and performance cash awards. Accordingly, the Incentive Plan allows us to utilize a broad array of equity incentives in order to secure and retain the services of Gran Tierra’s employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for Gran Tierra’s success or the success of Gran Tierra’s affiliates.

Prepaid Equity Forward

To reduce the Company’s exposure to changes in the trading price of the Company’s common shares on outstanding PSUs, the Company entered into Prepaid Equity Forward (PEF). At the end of the term, the counterparty will pay the Company an amount equivalent to the notional amount of the shares using the price of the Company’s common shares at the valuation date. The Company has the discretion to increase or decrease the notional amount of the prepaid equity forwards or terminate the agreement early. As at December 31, 2021, the Company’s PEF had a notional amount of 10.0 million shares and a fair value of $7.6 million. During the year ended December 31, 2021, the Company recorded a gain of $0.9 million on the PEF in general and administrative expenses (December 31, 2020 and 2019- nil). The fair value of PEF asset was estimated using Company’s share price quoted in active markets at the end of each reporting period.

Burn Rate

In 2021 there were 5,889,310 stock options granted under the Plan which resulted in a burn rate of 1.60%. In 2020 there were 8,893,140 stock options granted under the Plan which resulted in a burn rate of 2.42%, and in 2019 there were 2,943,990 stock options granted under the Plan which resulted in a burn rate of 0.78%. The burn rate was calculated using the weighted average number of shares outstanding for each applicable fiscal year.

Voting Requirement

Each share of Gran Tierra common stock has one vote. To be approved, the Incentive Plan, as amended, must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Gran Tierra 2022 Annual Meeting and entitled to vote. For purposes of this vote broker non-votes will not be counted for any purpose in determining whether this matter has been approved and abstentions will have the same effect as “Against” votes.

THE GRAN TIERRA BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

The material features of the Incentive Plan are outlined below. The following description of the Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Incentive Plan. Stockholders are urged to read the actual text of the Incentive Plan in its entirety, which is appended as Appendix A to the Proxy Statement filed with the SEC and available on the SEC’s website.

General

The Incentive Plan provides for the grant of stock options, restricted stock awards, stock appreciation rights, restricted stock units and other stock awards, collectively referred to as “Awards.” Stock options granted under the Incentive Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, referred to as the “Code.” Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. See the section of this Proposal 5 entitled “U.S. Federal Income Tax Information,” below, for a discussion of the tax treatment of Awards.

Gran Tierra Energy 2022 Proxy Statement	59

PROPOSAL 5: APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

Purpose

The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of Gran Tierra and its affiliates may be given an opportunity to purchase stock in Gran Tierra, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Gran Tierra and its affiliates. As of March 8, 2022, all of the approximately 319 employees, directors and consultants of Gran Tierra and its affiliates are eligible to participate in the Incentive Plan and may receive all types of awards.

Administration

The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which Awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each Award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the Award.

The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. A committee may consist solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used in this description of Proposal 5 with respect to the Incentive Plan, the “Board” refers to any committee the Board appoints as well as to the Gran Tierra Board itself.

Stock Subject to the Plan

Subject to this Proposal 5, the maximum aggregate number of shares reserved for issuance pursuant to awards granted under the Incentive Plan on or after January 1, 2022 will be 23,333,065 shares, or the “Share Reserve”.

From and after January 1, 2022, the Share Reserve will be reduced by one share for each share of common stock issued pursuant to a stock award. If a stock award is settled in cash, such settlement will not reduce the Share Reserve.

The following shares of common stock granted pursuant to a stock award under the Incentive Plan will become available for subsequent issuance under the Incentive Plan as such shares become available from time to time, as follows:

•

one share for each share subject to an award (including, for the avoidance of doubt, awards granted prior to January 1, 2022), terminates for any reason prior to exercise or settlement or that is forfeited or otherwise returns because of the failure to meet a contingency or condition required to vest such shares;

•

one share for each share subject to a full value award (an award other than a stock option or stock appreciation right) that is reacquired or withheld or not issued to satisfy a tax withholding obligation.

However, any shares of common stock granted pursuant to a stock award under the Incentive Plan that are not delivered to a participant because of any of the following reasons will not become available for subsequent issuance under the Incentive Plan:

•	shares are not delivered to a participant because an option or stock appreciation right is exercised through a reduction in the number of shares subject to the stock award (a “net exercise”);

•	shares are reacquired or withheld or not issued to satisfy a tax withholding obligation in connection with an option or stock appreciation right;

•	shares are used as consideration for the exercise of an option or stock appreciation right; or

•	shares are repurchased by Gran Tierra on the open market with the proceeds of an option or stock appreciation right exercise price.

As of December 31, 2021, 17,848,722 stock awards were issued and outstanding, which is approximately 4.9% of total shares of common stock outstanding on that date. As of that same date, 18,333,065 shares of common stock were available for issuance under the Incentive Plan, which is approximately 5.0% the Gran Tierra common stock outstanding on March 8, 2022. The weighted average exercise price of all options issued and outstanding as of December 31, 2021 was approximately $1.20 and the weighted average remaining term of such options was approximately 3 years.

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PROPOSAL 5: APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

Eligibility

Employees (including officers), directors, and consultants of both Gran Tierra and its affiliates are eligible to receive all types of awards under the Incentive Plan. Under the Incentive Plan, no employee may be granted options or stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date of grant covering more than 1,000,000 shares of common stock during any calendar year. The maximum number of shares which may be reserved for issuance to insiders, at any time, under the Incentive Plan, and any other share compensation arrangement of Gran Tierra shall be 10% of the shares of common stock issued and outstanding. Additionally, the maximum number of shares of common stock which may be issued under the Incentive Plan, at any time, and any other share compensation arrangements within any 12-month period shall be 10% of the common stock outstanding for insiders as a group and 5% of the common stock outstanding for any one insider and such insider’s associates. The maximum number of options that may be granted to any one consultant in any 12-month period shall not exceed 2% of the issued and outstanding common stock at the time of grant.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Incentive Plan, the Board does not have the authority to reduce the exercise, purchase or strike price of an option or stock appreciation right or to cancel any outstanding option or stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event. Additionally, the Board may not reduce the exercise price of an option or extend the term of an option held by an insider without obtaining the approval of the stockholders other than insiders who are eligible to receive stock awards and such insiders’ associates, at a meeting of the stockholders.

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of options may not be less than 100% of the fair market value of the stock on the date of grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “U.S. Federal Income Tax Information.” The closing price of Gran Tierra’s common stock as reported on the NYSE American on March 8, 2022, was $1.80 per share.

The “fair market value” of Gran Tierra’s common stock on a particular day is generally the closing sales price for the common stock (or the closing bid, if no sales were reported) as quoted on the primary exchange or market upon which Gran Tierra’s common stock trades. If that day is not a market trading day, then the last market trading day prior to the day of determination is used. If Gran Tierra’s common stock were not to be traded on a market, the Board would make a good faith determination of the fair market value in a manner that complies with specified U.S. tax requirements.

The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other common stock of Gran Tierra, (ii) by a “net exercise” arrangement, (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of common stock, results in either the receipt of cash (or check) by Gran Tierra or the receipt of irrevocable instructions to pay the aggregate exercise price to Gran Tierra from the sale proceeds, or (iv) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest over a three year period in three equal annual installments during the participant’s employment by, or service as a director or consultant to, Gran Tierra or an affiliate, collectively referred to as “Service.” Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Gran Tierra to repurchase unvested shares, generally at their exercise price, should the participant’s Service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Gran Tierra to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Gran Tierra or by a combination of these means.

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PROPOSAL 5: APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

Term

The maximum term of options under the Incentive Plan is 10 years. Options under the Incentive Plan generally terminate three months after termination of the participant’s Service unless (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of Service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s Service has terminated, or within three months after termination of such Service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of Service.

The option term generally may be extended in the event that exercise of the option within these periods is prohibited. A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s Service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer

The Board may grant stock options that are transferable to the extent provided in the stock option agreement; provided, that options may not be transferred for value. If an option does not provide for transferability then the option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the lifetime of the option holder and only by the option holder. Shares subject to repurchase by Gran Tierra under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Terms of Restricted Stock Awards and Purchases of Restricted Stock

Payment

The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than the par value of Gran Tierra’s common stock on the date of purchase. The Board may award stock bonuses in consideration of past services without a purchase payment.

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) by cash at the time of purchase, (ii) by services rendered, or to be rendered to Gran Tierra or (iii) in any other form of legal consideration acceptable to the Board.

Vesting

Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of Gran Tierra in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

Termination of Service

In the event that a participant’s Service terminates, Gran Tierra may repurchase or otherwise reacquire any or all of the shares held by the participant that have not vested at the date of termination under the terms of the applicable restricted stock award agreement.

Restrictions on Transfer

Rights under a stock bonus or restricted stock bonus agreement may be transferred only upon the terms and conditions of the award agreement as the Board shall determine in its discretion, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Terms of Stock Appreciation Rights

The Incentive Plan authorizes the grant of stock appreciation rights. Stock appreciation rights entitle the participant to receive upon exercise an appreciation distribution equal to the fair market value of that number of shares equal to the number of share

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PROPOSAL 5: APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

equivalents in which the participant is vested under the independent stock appreciation rights less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of stock appreciation rights may, at the Board’s discretion, be made in cash, in shares of stock or a combination thereof.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to or otherwise based on our common stock may be granted either alone or in addition to other stock awards under the Incentive Plan. The Board will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of common stock (or the cash equivalent thereof) to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Board.

Adjustment Provisions

Transactions not involving receipt of consideration by Gran Tierra, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Incentive Plan, and outstanding Awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such Awards.

Effect of Certain Corporate Transactions

The Incentive Plan provides that in the event of the consummation of (i) the sale or other disposition of all or substantially all of the assets of Gran Tierra, (ii) the sale or other disposition of at least fifty percent of the outstanding securities of Gran Tierra, or (iii) certain specified types of merger, consolidation or similar transactions, or collectively, a corporate transaction, any surviving or acquiring corporation may continue or assume Awards outstanding under the Incentive Plan or may substitute similar Awards. Regardless of whether any surviving or acquiring corporation assumes such Awards or substitutes similar Awards, with respect to Awards held by participants whose Service with Gran Tierra or an affiliate has not terminated as of the effective time of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full.

The Incentive Plan provides, that in the event of certain change of control events, any outstanding stock awards may be subject to additional acceleration of vesting and exercisability upon or after such change of control event, if such acceleration is provided for in the individual award holder’s stock award agreement.

The acceleration of an Award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Gran Tierra.

Duration, Amendment and Termination

The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time.

The Board may at any time, or from time to time, amend or revise the Incentive Plan as follows: (a) to make amendments to the Incentive Plan or a Stock Award of a housekeeping or administrative nature; (b) if the common stock is listed on the Toronto Stock Exchange subject to any required approval of the TSX, to change the vesting or termination provisions of a Stock Award or the Incentive Plan; (c) amendments necessary to comply with provisions of applicable law or stock exchange requirements or for grants to qualify for favorable treatment under applicable laws; and (d) any other amendment, fundamental or otherwise, not requiring stockholder approval under the Code. However, no amendment will be effective unless approved by the stockholders of Gran Tierra within 12 months before or after its adoption by the Board to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Incentive Plan for stockholder approval.

For so long as Gran Tierra’s stock is listed on the TSX, under the rules and policies of the TSX any amendment to the Incentive Plan is subject to pre-clearance of such amendment by the TSX, and no amendment, suspension or discontinuance of the Incentive Plan may contravene the requirements of the TSX.

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PROPOSAL 5: APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

U.S. Federal Income Tax Information

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Stock Options, Restricted Stock Purchase Awards and Stock Bonuses

Stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or Gran Tierra by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, Gran Tierra is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Gran Tierra will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights

No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Gran Tierra is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, Gran Tierra will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Gran Tierra, may cause this limitation to be exceeded in any particular year.

Stockholder Approval of Stock Plans

See the information under “Stockholder Approval of Stock Plans” below for additional information on our stock plans.

New Plan Benefits

Awards under the Incentive Plan are discretionary and are not subject to set benefits or amounts, and Gran Tierra has not approved any awards that are conditioned on stockholder approval of the Incentive Plan. Accordingly, Gran Tierra cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, directors or employees under the Incentive Plan. Please see the Grants of Plan-Based Awards Table on page 51 for information on awards granted in 2021 under the current Incentive Plan to certain of the Company’s executive officers.

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PROPOSAL 5: APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

Incentive Plan Benefits

The following table shows, for each of the named executive officers and the various groups indicated, the number of shares of common stock subject to stock awards granted under the Incentive Plan as of March 8, 2022.

Name and position	Number of shares subject to options	Number of shares subject to other awards

Gary Guidry, President and Chief Executive Officer	2,525,039	4,185,213

Ryan Ellson, Chief Financial Officer	1,733,352	2,859,895

Jim Evans, Vice President, Corporate Services	1,012,757	1,669,102

Rodger Trimble, Vice President, Investor Relations	749,026	1,195,774

Lawrence West, Vice President, Exploration	1,012,757	1,669,102

All Current Executive Officers as a Group	7,032,931	11,579,086

All Current Non-Executive Directors as a Group	1,463,115	6,055,228

All Current Employees as a Group (including all current non-executive officers)	10,290,622	27,117,249

Peter Dey	258,876	987,515

Evan Hazell	235,925	823,877

Robert B. Hodgins	17,220	897,709

Alison Redford	85,000	95,441

Ronald Royal	258,876	1,020,722

Sondra Scott	85,000	755,787

David Smith	263,342	453,455

Brooke Wade	258,876	1,020,722

The following table provides certain information with respect to securities authorized for issuance under Gran Tierra’s equity compensation plans in effect as of the end of December 31, 2021:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options (1)	(b) Weighted average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans, (excluding securities reflected in column (a) (2)

Equity compensation plans approved by security holders	17,848,722	1.20	18,333,065

Equity compensation plans not approved by security holders		—	—

	17,848,722	1.20	18,333,065

(1)

Includes shares reserved to be issued pursuant to stock options granted, representing 4.9% of the Company’s issued and outstanding shares, pursuant to the 2007 Equity Incentive Plan (“the Plan”), which is an amendment and restatement of our 2005 Equity Incentive Plan. This does not include any shares reserved to be issued relating to PSUs and DSUs, which may be settled in cash or in shares of our common stock at our election, and for which management’s intent to cash settle is reflected in the financial statement classification of these awards as financial liabilities.

(2)

In accordance with Item 201(d) of Regulation S-K, the figure in this column represents the total number of shares of our common stock remaining available for issuance under the Plan as of December 31, 2021, representing 5.0% of the Company’s issued and outstanding shares, minus the awards reported in column (a), above. Note, pursuant to the terms of the Plan, the pool of shares available for grant thereunder is not actually reduced until an award is settled in shares of our common stock (as opposed to reducing the pool at the time of grant). At December 31, 2021, 36,075,960 shares were issued and outstanding relating to PSUs and DSUs and would represent a reduction to the securities remaining available for future issuance under the Plan if such awards were to be equity settled. Consistent with accounting treatment that reflects management’s intent to cash settle, these amounts are not included in the above table as a reduction in the securities remaining available for future issuance. Pursuant to the provisions of the Plan, the number of securities remaining available for issuance is reduced by the aggregate balance of (i) stock options exercised and outstanding at a fungible factor of 1.0 shares and (ii) unit based awards at a fungible factor of 1.0 shares for each share of our common stock issued pursuant to any equity settled awards granted under the Plan. Accordingly, the number of shares available for future awards under the Plan may be different than the amount shown in this column.

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Certain Relationships and Related Transactions

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

Gran Tierra discourages transactions with related persons. The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and recommending to the Board the approval or disapproval of any related person transactions, as defined under Regulation S-K, Item 404. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which Gran Tierra was or is to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

There have been no related party transactions since January 1, 2021 where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

CERTAIN RELATED-PERSON TRANSACTIONS

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Delaware law and Gran Tierra’s Bylaws.

Stockholder Proposals

Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2023 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 900, 520—3rd Avenue S.W., Calgary, Alberta, Canada T2P 0R3), not later than the close of business on November 24, 2022. If the date of the 2023 annual meeting is changed by more than 30 days from the date of the 2022 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2022 annual meeting.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2023 annual meeting of stockholders only by sending to our Corporate Secretary a notice containing the information required by our Bylaws. Notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the public announcement of the date of the annual meeting was made by Gran Tierra, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Gran Tierra. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, our Corporate Secretary must receive notice under SEC Rule 14a-19 no later than March 5, 2023. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

66	Gran Tierra Energy 2022 Proxy Statement

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials. A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Gran Tierra Energy Inc., Corporate Secretary, 900, 520 – 3 Avenue S.W., Calgary, Alberta, Canada T2P 0R3 or by telephone at (403) 265-3221. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers

Other Matters

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Gary Guidry
Gary S. Guidry
President and Chief Executive Officer

March 25, 2022

A copy of Gran Tierra’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and the financial statement schedules required to be filed with the SEC for the Company’s most recent fiscal year, is available without charge upon written request to: Gran Tierra Energy Inc., 900, 520 – 3 Avenue S.W., Calgary, Alberta, Canada T2P 0R3, Attention: Corporate Secretary.

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Forward Looking Statements Advisory

This proxy statement contains forward-looking statements regarding the Company within the meaning of applicable securities laws and regulations. These statements include those relating to the Company’s plans, goals and expectations. They are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 20210. The forward-looking statements speak only as of the date of this proxy statement, and we assume no obligation to update any of these forward-looking statements, except as required by law.

Disclosure of Oil and Gas Information

Gran Tierra’s Statement of Reserves Data and Other Oil and Gas Information on Form 51-101F1 dated effective as at December 31, 2021 (the “GTE 51-101F1”), which includes disclosure of its oil and gas reserves and other oil and gas information in accordance with Canadian National Instrument 51-101 – Standards of Disclosure for Oil and Gas Activities (“NI 51-101”) and the Canadian Oil and Gas Evaluation Handbook (“COGEH”) forming the basis of this document, is available on SEDAR at www.sedar.com.

Estimates of net present value contained herein do not necessarily represent fair market value of reserves or resources. Estimates of reserves or resources and future net revenue for individual properties may not reflect the same level of confidence as estimates of reserves and future net revenue for all properties, due to the effect of aggregation.

Gas volumes are converted to BOE at the rate of 6 Mcf of gas per bbl of oil, based upon the approximate relative energy content of gas and oil. The rate is not necessarily indicative of the relationship between oil and gas prices. BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. In addition, given that the value ratio based on the current price of oil as compared with natural gas is significantly different from the energy equivalent of six to one, utilizing a BOE conversion ratio of 6 Mcf: 1 bbl would be misleading as an indication of value.

Definitions

All dollar ($) amounts referred to in this proxy statement are United States (U.S) dollars, unless otherwise indicated.

BOE means barrels of oil equivalent.

BOEPD means barrels of oil equivalent per day.

MMBOE means million barrels of oil equivalent

Proved (1P) reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

Possible reserves are those additional reserves that are less certain to be recovered than Probable reserves. There is a 10% probability that the quantities actually recovered will equal or exceed the sum of Proved plus Probable plus Possible reserves. The estimate of reserves for individual properties may not reflect the same confidence level as estimates of reserves for all properties, due to the effects of aggregation.

See the GTE 51-101F1 for additional definitions regarding terms used in this document.

68	Gran Tierra Energy 2022 Proxy Statement

Appendix

Gran Tierra Energy Inc.

2007 Equity Incentive Plan

ADOPTED: AUGUST 9, 2007

APPROVED BY STOCKHOLDERS: OCTOBER 10, 2007

AMENDED BY THE BOARD: DECEMBER 20, 2007

AMENDED BY THE BOARD: JANUARY 14, 2008

AMENDED BY THE BOARD: OCTOBER 9, 2008

APPROVED BY THE STOCKHOLDERS: NOVEMBER 14, 2008

AMENDED BY THE BOARD: APRIL 26, 2010

APPROVED BY THE STOCKHOLDERS: JUNE 16, 2010

AMENDED BY THE BOARD: AUGUST 3, 2011

AMENDED BY THE BOARD: FEBRUARY 22, 2012

APPROVED BY THE STOCKHOLDERS: JUNE 27, 2012

AMENDED BY THE BOARD: FEBRUARY 24, 2021

APPROVED BY THE STOCKHOLDERS: JUNE 2, 2021

AMENDED BY THE BOARD: JANUARY 25, 2022

APPROVED BY THE STOCKHOLDERS: [                ]

1.     GENERAL PURPOSES.

(a) Amendment and Restatement. The Plan is intended as a complete amendment and restatement of the Company’s 2005 Equity Incentive Plan (the “Prior Plan”). Except as expressly set forth in this Section 1(a), all outstanding options, stock appreciation rights and stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan. Any shares of Common Stock subject to outstanding options and stock appreciation rights granted under the Prior Plan (together, the “Prior Plan Appreciation Awards”) and stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned because of the failure to meet a contingency or condition required to vest such shares, or (iii) other than with respect to a Prior Plan Appreciation Award, are reacquired or withheld (or not issued) to satisfy a tax withholding obligation (collectively, the “Prior Plan’s Returning Shares”) shall become available for issuance pursuant to Stock Awards granted hereunder in accordance with the provisions of Section 4(c) below. All Stock Awards granted subsequent to the Effective Date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(c) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Options, (ii) Restricted Stock Awards, (iii) Stock Appreciation Rights, (iv) Restricted Stock Units, and (v) Other Stock Awards.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

(a)    “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code. The Board shall have the authority to determine the time or times at which “parent corporation” or “subsidiary corporation” status is determined within the foregoing definition.

(b)    “Board” means the Board of Directors of the Company.

(c)    “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

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(d)     “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an institutional investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

(iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportion as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply); provided, however, that no Change in Control will be deemed to occur upon announcement or commencement of a tender offer or upon a potential takeover or upon stockholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur.

(e)     “Code” means the United States Internal Revenue Code of 1986, as amended.

(f)    “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(d).

(g)    “Common Stock” means the common stock of the Company.

(h)    “Company” means Gran Tierra Energy Inc., a Delaware corporation.

(i)    “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate and who is compensated for such services. However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a director’s fee by the Company for services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

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(j)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(k)    “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)    the consummation of a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii)    the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)    the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m)    “Director” means a member of the Board.

(n)    “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(o)    “Disinterested Stockholders” means all of the stockholders of the Company except Insiders of the Company who are eligible to receive Stock Awards, and such Insiders’ associates.

(p)    “Effective Date” means October 10, 2007, which was the date of the 2007 Annual Meeting of Stockholders at which this Plan was approved by the Company’s stockholders.

(q)    “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company for such service or for service as a member of the Board of Directors of an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(r)    “Entity” means a corporation, partnership, limited liability company or other entity.

(s)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(u)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq Global Select Market, Nasdaq Global Market or the Nasdaq Capital Market, the Fair Market Value of a share of Common Stock, unless otherwise determined by

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the Board, shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if such day of determination does not fall on a market trading day, then the last market trading day prior to the day of determination), as reported in a source the Board deems reliable.

(ii)    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and in a manner that complies with Sections 409A and 422 of the Code.

(v)    “Full Value Award” means a Stock Award that is not an Option with respect to which the exercise or strike price is at least 100% of the Fair Market Value on the date of grant or a Stock Appreciation Right with respect to which the exercise or strike price is at least 100% of the Fair Market Value on the date of grant.

(w)    “Insider” means an “insider” as defined under the policies of the Toronto Stock Exchange, as amended from time to time, which includes, among others, Directors and TSX Officers of the Company.

(x)    “Non-Employee Director” means a Director who either (i) is not currently an employee or officer of the Company or its parent or a subsidiary, does not receive compensation, either directly or indirectly, from the Company or its parent or a subsidiary, for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)    “Option” means a stock option granted pursuant to the Plan that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(aa)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(d).

(ee)    “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ff)    “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(gg)    “Plan” means this Gran Tierra Energy Inc. 2007 Equity Incentive Plan.

(hh)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(ii)    “Restricted Stock Unit” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(jj)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(kk)    “Securities Act” means the Securities Act of 1933, as amended.

(ll)    “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(c).

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(mm)    “Stock Award” means any right granted under the Plan, including an Option, Restricted Stock Award, Restricted Stock Unit, Stock Appreciation Right and Other Stock Award.

(nn)    “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(oo)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(pp)    “TSX Officer” means a senior officer of the Company or any subsidiary and includes an issuer, all of the voting securities of which are owned by a TSX Officer.

3.    ADMINISTRATION.

(a)    Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(d).

(b)    Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)    To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii)    To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)    To amend the Plan or a Stock Award as provided in Section 12.

(v)    To terminate or suspend the Plan as provided in Section 13.

(vi)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(vii)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are located in various local jurisdictions.

(c)    Cancellation and Re-Grant of Stock Awards. Notwithstanding the foregoing or any other provision of this Plan, neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

(d)    Delegation to Committee.

(i)    General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

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(ii)     Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(e)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    SHARES SUBJECT TO THE PLAN.

(a)    Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted on or after January 1, 2022 shall not exceed 23,333,065 (the “2007 Plan Reserve”). For clarity, the 2007 Plan Reserve in this Section 4(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to Stock Awards granted under the Plan after January 1, 2022. Accordingly, this Section 4(a) does not limit the granting of Stock Awards except as provided in Section 8(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711, Toronto Stock Exchange Company Manual Section 613 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b)    Subject to Section 4(c), from and after January 1, 2021 the 2007 Plan Reserve shall be reduced by one share for each share of Common Stock issued pursuant to a Stock Award.

(c)    Reversion of Shares to the Share Reserve.

(i)    Shares Available for Subsequent Issuance. If any shares of Common Stock issued pursuant to a Stock Award (including, for the avoidance of doubt, Stock Awards granted under the Plan prior to January 1, 2022) are (A) not issued or forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares covered by such Stock Award having been issued or (B) not issued or reacquired by the Company pursuant to Section 10(f) in connection with a Full Value Award, such shares shall again become available for issuance under the Plan (the “2007 Plan Returning Shares”).

(ii)    Shares Not Available for Subsequent Issuance. If any shares subject to a Stock Award or a Prior Plan Appreciation Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award or Prior Plan Appreciation Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall no longer be available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 10(f) upon the exercise of an Option or Stock Appreciation Right or a Prior Plan Appreciation Award, any shares used as consideration for the exercise of an Option or Stock Appreciation Right or a Prior Plan Appreciation Award or any shares repurchased by the Company on the open market with the proceeds of an Option or Stock Appreciation Right exercise price or a Prior Plan Appreciation Award exercise price shall no longer be available for issuance under the Plan.

(d)    Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

(a)    Eligibility for Specific Stock Awards. Stock Awards may be granted to Employees, Directors and Consultants.

(b)     Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted Options or Stock Appreciation Rights whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted covering more than one million (1,000,000) shares of Common Stock during any calendar year.

(c)    Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

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6.    OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)    Term. No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b)    Exercise Price of a Stock Option. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424(a) of the Code; provided, however, that if the Common Stock is listed on the Toronto Stock Exchange, the granting of the Option is approved by the Toronto Stock Exchange to the extent necessary to satisfy the rules of the Toronto Stock Exchange.

(c)    Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of or subsequently to the grant of the Option (1) by delivery to the Company of other Common Stock (whether by actual delivery or attestation), (2) by a “net exercise” of the Option (as further described below), (3) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds or (4) in any other form of legal consideration that may be acceptable to the Board.

In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Optionholder but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Optionholder. The shares of Common Stock so used to pay the exercise price of an Option under a “net exercise,” the shares actually delivered to the Optionholder, and any shares withheld to satisfy tax withholding obligations will be considered to have resulted from the exercise of the Option, and accordingly, the Option will not again be exercisable with respect to such shares.

(d)    Transferability of an Option. An Option shall be transferable to the extent provided in the Option Agreement. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution or pursuant a domestic relations order and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In no event shall an Option be transferred for value. A transfer for “value” shall not be deemed to occur under the Plan where an Option is transferred for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Committee.

(e)    Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)    Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(g)    Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

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(h)    Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(i)    Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(j)    Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)    Restricted Stock Awards. Each Restricted Stock Award agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award agreements need not be identical; provided, however, that each Restricted Stock Award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)    Purchase Price. At the time of the grant of a Restricted Stock Award, the Board will determine the price to be paid by the Participant for each share subject to the Restricted Stock Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Restricted Stock Award will not be less than the par value of a share of Common Stock. A Restricted Stock Award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.

(ii)    Consideration. At the time of the grant of a Restricted Stock Award, the Board will determine the consideration permissible for the payment of the purchase price of the Restricted Stock Award. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Board.

(iii)    Vesting. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)    Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Award agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Restricted Stock Award as a liability for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Restricted Stock Award agreement.

(v)    Transferability. Rights to purchase or receive shares of Common Stock granted under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award agreement, as

A-8	Gran Tierra Energy 2022 Proxy Statement

APPENDIX

the Board shall determine in its discretion, and so long as Common Stock awarded under the Restricted Stock Award remains subject to the terms of the Restricted Stock Award agreement.

(b)    Restricted Stock Units. Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall determine. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical; provided, however, that each Restricted Stock Unit agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)    Consideration. At the time of grant of a Restricted Stock Unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Restricted Stock Unit award will not be less than the par value of a share of Common Stock. Such consideration may be paid in any form permitted under applicable law.

(ii)    Vesting. At the time of the grant of a Restricted Stock Unit award, the Board may impose such restrictions or conditions to the vesting of the shares Restricted Stock Unit as it deems appropriate.

(iii)    Payment. A Restricted Stock Unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, or any combination of the two, as the Board deems appropriate.

(iv)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit award after the vesting of such Stock Award.

(v)    Dividend Equivalents. Dividend equivalents may be credited in respect of Restricted Stock Units, as the Board deems appropriate. Such dividend equivalents may be converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of Restricted Stock Units then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit award to which they relate.

(vi)    Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement, Restricted Stock Units that have not vested will be forfeited upon the Participant’s termination of Continuous Service for any reason.

(c)    Stock Appreciation Rights. Each Stock Appreciation Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Rights agreements need not be identical, but each Stock Appreciation Right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)    Calculation of Appreciation. Each Stock Appreciation Right will be denominated in share of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Committee at the time of grant of the Stock Appreciation Right.

(ii)    Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Right as it deems appropriate.

(iii)    Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Rights agreement evidencing such Right.

(iv)    Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v)    Termination of Continuous Service. If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

Gran Tierra Energy 2022 Proxy Statement	A-9

APPENDIX

(d)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Stock Awards and all other terms and conditions of such Stock Awards.

8.    COVENANTS OF THE COMPANY.

(a)    Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)    Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)    No Obligation to Notify. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

9.    USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.    MISCELLANEOUS.

(a)    Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)    Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)    Stockholder Rights. Subject to the further limitations of Section 7(b)(iv) hereof, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)    No Employment or other Service Rights. Nothing in the Plan, and Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

A-10	Gran Tierra Energy 2022 Proxy Statement

APPENDIX

(e)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)    Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any country, federal, state, provincial or local tax withholding obligation relating to any Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding payment from any amounts otherwise payable to the Participant; (iv) withholding cash from a Stock Award settled in cash; or (v) by such other method as may be set forth in the Stock Award Agreement.

(g)    Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(h)    Compliance with Section 409A. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any applicable guidance that may be issued or amended after the Effective Date.

11.    ADJUSTMENTS UPON CHANGES IN STOCK.

(a)    Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction (each a “Capitalization Adjustment”), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5(b), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(b)    Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

(c)    Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company), if any, in connection with such

Gran Tierra Energy 2022 Proxy Statement	A-11

APPENDIX

Corporate Transaction. Regardless of whether any surviving corporation or acquiring corporation does assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, with respect to Stock Awards that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, (i) the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and (ii) any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)    Change in Control. A Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)    Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments and Section 12(f) relating to amendments without Stockholder Approval, no amendment shall be effective unless approved by the stockholders of the Company.

(b)    Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c)    No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(d)    Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that (i) if the Common Stock is listed on the Toronto Stock Exchange any amendment is approved by the stockholders to the extent necessary to satisfy the rules of the Toronto Stock Exchange, and (ii) that the rights under any Stock Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the Participant and (B) the Participant consents in writing.

(e)    Insiders. If an amendment reducing the Option exercise price or extending the term of the Option is made to an Option held by an Insider, the amendment shall only be made effective after the approval is received of Disinterested Stockholders at a meeting of the stockholders of the Company (and with respect to reducing the Option exercise price, provided that the requirements set forth in Section 3(c) are satisfied).

(f)    Amendments without Stockholder Approval. Without limiting the generality of the foregoing, or the other provisions hereof, the Board shall have the authority: (a) to make amendments to the Plan or a Stock Award of a housekeeping or administrative nature; (b) if the Common Stock is listed on the Toronto Stock Exchange subject to any required approval of the Toronto Stock Exchange, to change the vesting or termination provisions of a Stock Award or the Plan; (c) amendments necessary to comply with provisions of applicable law or stock exchange requirements or for grants to qualify for favourable treatment under applicable laws; and (d) any other amendment, fundamental or otherwise, not requiring stockholder approval under the Code; provided, however, that no amendment shall be made without stockholder approval to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code.

13.    TERMINATION OR SUSPENSION OF THE PLAN.

(a)    Plan Term. The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

A-12	Gran Tierra Energy 2022 Proxy Statement

APPENDIX

14.    EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.     CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

16.    LIMITS WITH RESPECT TO INSIDERS.

(a)    The maximum number of shares of Common Stock which may be reserved for issuance to Insiders, at any time, under the Plan and any other share compensation arrangement of the Company shall be 10% of the Common Stock issued and outstanding.

(b)    The maximum number of shares of Common Stock which may be issued to Insiders under the Plan, at any time, and any other share compensation arrangement within any 12-month period shall be 10% of the Common Stock outstanding.

(c)    The maximum number of shares of Common Stock which may be issued to any one Insider and such Insider’s associates under the Plan, at any time, within a 12-month period shall be 5% of the Common Stock outstanding.

17.    LIMITS WITH RESPECT TO CONSULTANTS.

(a)    The number of Options granted to any one Consultant in any 12-month period under the Plan shall not exceed 2% of the issued and outstanding shares of Common Stock at the time of grant.

Gran Tierra Energy 2022 Proxy Statement	A-13

Corporate Responsibility Highlights 2021

GranTierra Energy

MESSAGE FROM OUR PRESIDENT AND CEO, GARY GUIDRY

"We are focused not only on being an excellent partner to communities, but also on leaving a permanent legacy of environmental protection in the regions where we work. All of our environmental efforts are guided by this total life-cycle perspective in which we strive to minimize our impacts on water, land and air."

+22,700
local labour opportunities have been created in the past 5 years

+225,000
people have participated and benefited from GTE's social investment programs over the past four years

~65,000
PCR and rapid antigen tests have been conducted by GTE to prevent the spread of COVID-19

1,193,321
trees planted

&

2,805
hectares of land
conserved, preserved or reforested through all of Gran Tierra's environmental projects to date

In 2021, Gran Tierra and partners opened the Suruma Museum, a permanent archaeological exhibit to preserve the history and culture of the people of the Putumayo

Greenhouse Gas emissions
decreased by

60%

relative to 2019
through our Gas-To-Power Projects
and other operational efficiencies

For more information about our environmental, social and governance initiatives visit www.grantierra.com/ESG

QUESTIONS?

NEED HELP

VOTING?

CONTACT US

North American Toll Free Phone

1.855.476.7987

E-mail: contactus@kingsdaleadvisors.com

Fax: 416.867.2271

Toll Free Facsimile: 1.866.545.5580

Outside North America, Banks and Brokers
Call Collect: 416.867.2272

GRAN TIERRA ENERGY INC.

Form of Proxy – Annual Meeting to be held on May 4, 2022	Stock Exchange Tower 1230, 300 5th Ave SW Calgary, AB T2P 3C4

Appointment of Proxyholder I/We being the undersigned holder(s) of Gran Tierra Energy Inc. hereby appoint Gary S. Guidry and Ryan Ellson, or either of them,	OR	Print the name of the person you are appointing if this person is someone other than the Proxyholders listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as indicated in the Notes to Proxy below) and all other matters that may properly come before the Annual Meeting of Stockholders of Gran Tierra Energy Inc. to be held virtually at https://web.lumiagm.com/244491258 on WEDNESDAY, MAY 4, 2022, AT 11:00 A.M. (MOUNTAIN TIME) or at any adjournment thereof.

The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, EVERY YEAR for Proposal 4, and FOR Proposal 5.

1. Election of Directors.	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
a. Peter J. Dey	☐	☐	☐	b. Gary S. Guidry	☐	☐	☐	c. Evan Hazell	☐	☐	☐
d. Robert B. Hodgins	☐	☐	☐	e. Alison Redford	☐	☐	☐	f. Ronald W. Royal	☐	☐	☐
g. Sondra Scott	☐	☐	☐	h. David P. Smith	☐	☐	☐	i. Brooke Wade	☐	☐	☐
2. Proposal to ratify the appointment of KPMG LLP as Gran Tierra Energy Inc.’s independent registered public accounting firm for 2022.									For ☐	Against ☐	Abstain ☐
3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement.									For ☐	Against ☐	Abstain ☐
4. Proposal to approve, on an advisory basis, the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.									Every Year ☐	Every Two Years ☐	Every Three Years ☐	Abstain ☐
5. Proposal to approve Gran Tierra Energy Inc.’s 2007 Equity Incentive Plan, as amended as more particularly described in the proxy statement.									For ☐	Against ☐	Abstain ☐
6. Conduct any other business properly brought before the meeting.

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature(s):	Date

/ /
MM / DD / YY
Annual Financial Statements – Check the box to the right if you would like to DECLINE to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

This form of proxy is solicited by and on behalf of the Board of Directors.

Proxies must be received by 11:00 AM, Mountain Time, on May 2, 2022.

Notes to Proxy

1.

Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.

2.

If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the holder.

5.

The securities represented by this proxy will be voted as directed by the holder. If no such directions are made, this proxy will be voted FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, EVERY YEAR for Proposal 4, and FOR Proposal 5. The proxyholders named above are hereby authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

6.

The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Gran Tierra Energy Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 4, 2022.

The Notice, Proxy Statement and Annual Report are available at: https://www.grantierra.com/investor-relations/2022-annual-meeting

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING:

To Vote Your Proxy Online please visit:
https://login.odysseytrust.com/pxlogin and click on
.. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

GRAN TIERRA ENERGY INC.

Voting Instruction Form (“VIF”) – ANNUAL MEETING OF STOCKHOLDERS to be held on MAY 4, 2022	Stock Exchange Tower 1230, 300 5th Ave SW Calgary, AB T2P 3C4

Appointee(s) I/We being the undersigned holder(s) of Gran Tierra Energy Inc. hereby appoint Gary S. Guidry and Ryan Ellson, or either of them,	OR	Print the name of the person you are appointing if this person is someone other than the Appointees listed herein:

as my/our appointee with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as indicated in the Notes to VIF below) and all other matters that may properly come before the ANNUAL MEETING OF STOCKHOLDERS (the “Meeting”) of GRAN TIERRA ENERGY INC. (the “Corporation”) to be held virtually at https://web.lumiagm.com/244491258 on WEDNESDAY, MAY 4, 2022, AT 11:00 A.M. (MOUNTAIN TIME) or at any adjournment thereof.

The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, EVERY YEAR for Proposal 4, and FOR Proposal 5.

1. Election of Directors.	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
a. Peter J. Dey	☐	☐	☐	b. Gary S. Guidry	☐	☐	☐	c. Evan Hazell	☐	☐	☐
d. Robert B. Hodgins	☐	☐	☐	e. Alison Redford	☐	☐	☐	f. Ronald W. Royal	☐	☐	☐
g. Sondra Scott	☐	☐	☐	h. David P. Smith	☐	☐	☐	i. Brooke Wade	☐	☐	☐
2. Proposal to ratify the appointment of KPMG LLP as Gran Tierra Energy Inc.’s independent registered public accounting firm for 2022.									For ☐	Against ☐	Abstain ☐
3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement.									For ☐	Against ☐	Abstain ☐
4. Proposal to approve, on an advisory basis, the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.									Every Year ☐	Every Two Years ☐	Every Three Years ☐	Abstain ☐
5. Proposal to approve Gran Tierra Energy Inc.’s 2007 Equity Incentive Plan, as amended, as more particularly described in the proxy statement.									For ☐	Against ☐	Abstain ☐
6. Conduct any other business properly brought before the meeting.

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting. If no voting instructions are indicated above, this VIF will be voted as recommended by the Board of Directors.

Signature(s):	Date

/ /
MM / DD / YY

This form of VIF is solicited by and on behalf of the Board of Directors.

VIFs must be received by MAY 2, 2022 AT 11:00 AM (MOUNTAIN TIME)

Notes to VIF

1.

Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting Of Stockholders. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen appointee in the space provided on the reverse.

2.

If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the holders must sign this VIF in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

3.	This VIF should be signed in the exact manner as the name appears on the VIF.

4.	If this VIF is not dated, it will be deemed to bear the date on which it is mailed by the holder.

5.

The securities represented by this VIF will be voted as directed by the holder. If no such directions are made, this VIF will be voted FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, EVERY YEAR for Proposal 4, and FOR Proposal 5. The appointees named above are hereby authorized to vote in their discretion upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

6.

The securities represented by this VIF will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This VIF confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This VIF should be read in conjunction with the accompanying documentation provided by the Corporation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 4, 2022.

The Notice, Proxy Statement and Annual Report are available at: https://www.grantierra.com/investor-relations/2022-annual-meeting

INSTEAD OF MAILING THIS VIF, YOU MAY SUBMIT YOUR VIF USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

To Vote Your VIF Online please visit:

https://login.odysseytrust.com/pxlogin and click on

.. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this VIF.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.